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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[X]   Preliminary Proxy Statement       [ ]   Confidential, for Use of the
                                              Commission Only (as permitted
                                              by Rule 14a-6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                BIO-PLEXUS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5) Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

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                                BIO-PLEXUS, INC.
                               129 RESERVOIR ROAD
                            VERNON, CONNECTICUT 06066

                                 March __, 2000

Dear Bio-Plexus Stockholder:

         I am writing on behalf of Bio-Plexus Inc.'s (the "Company") Board of Directors to invite you to attend a special meeting of stockholders of the Company the (the "Special Meeting"). The meeting has been rescheduled from February 28, 2000 and will be held at 9:30 a.m. local time on Friday, April 28, 2000, at Rensselaer at Hartford, 275 Windsor Street, Hartford, Connecticut. Directions to the Special Meeting are enclosed.

         On or about January 31, 2000, the Company distributed proxy materials to the holders of the Company's Common Stock as of the close of business on January 28, 2000, which included a Notice of Special Meeting of Stockholders that was to occur on February 28, 2000 (the "Original Meeting"), a Proxy Statement describing the matters to be voted upon at the Original Meeting (the "Initial Proxy Statement") and a white Proxy Card for stockholders to record their votes. In a letter to the stockholders dated February 23, 2000 and a press release dated February 24, 2000, the Company notified the public and its stockholders of the adjournment of the Original Meeting.

         The Original Meeting was adjourned in order to allow the Company and Appaloosa Management L.P. of Chatham, New Jersey ("Appaloosa") additional time to align the financing terms of a contemplated $17.5 million financing commitment (the "Investment") to better reflect Appaloosa's risk during the initial stages of the Company's business plan. The Investment, along with the other items set forth below, was to be voted upon by the stockholders at the Original Meeting. The original terms and conditions of the Investment are described in the Initial Proxy Statement and the revised terms and conditions of the Investment are described in the Supplemental Proxy Statement, copies of each of which are attached hereto. The Special Meeting has been scheduled because the Company and Appaloosa have completed negotiations with respect to the Investment.

         At the Special Meeting you will be asked to vote on the Investment. In addition, you will also be asked to vote on an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock (the "Charter Amendment"), which is necessary to effect the Investment. You will further be asked to vote on an amendment to the Bio-Plexus 1991 Long-Term Incentive Plan to increase the number of shares of Common Stock subject to it from 1 million to 2.5 million shares (the "Incentive Plan Amendment"), which is being requested in connection with the implementation of the Company's longer-term business plan after the closing of the Investment. All of these actions were contemplated by the Original Meeting.

         I have enclosed the following materials for your review:

         -   Notice of Special Meeting of Stockholders

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         -   Initial Proxy Statement

         -   Supplemental Proxy Statement

         -   Blue Proxy Card

         -   Directions to the Special Meeting

         The Company is distributing the Supplemental Proxy Statement to you in order to ensure that you are given the opportunity to review the changes from the information set forth in the Initial Proxy Statement. I ENCOURAGE YOU TO READ BOTH THE INITIAL PROXY STATEMENT AND THE SUPPLEMENTAL PROXY STATEMENT IN ORDER TO GAIN A COMPLETE UNDERSTANDING OF THE TERMS OF, AND OTHER IMPORTANT INFORMATION, REGARDING THE INVESTMENT.

         Due to the adjournment of the Original Meeting, the record date set forth in the Initial Proxy Statement is no longer valid. The Board of Directors has fixed the close of business on March 24, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting.

         Approval of each of the Investment, the Charter Amendment, and the Incentive Plan Amendment requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on such proposal at the Special Meeting. All of the Company's directors holding shares of Common Stock as of the record date have stated their present intentions to vote all of such shares in favor of approval and adoption of the Investment, the Charter Amendment, and the Incentive Plan Amendment. These directors, in the aggregate, own as of the record date approximately 26% of the outstanding shares of Common Stock.

         THE BOARD OF DIRECTORS HAS CAREFULLY REVIEWED AND CONSIDERED THE REVISED TERMS AND CONDITIONS OF THE INVESTMENT, THE CHARTER AMENDMENT, AND THE INCENTIVE PLAN AMENDMENT. BOTH THE BOARD AND I RECOMMEND THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.

         THE WHITE PROXY CARD PREVIOUSLY DISTRIBUTED TO YOU IS NO LONGER VALID, EVEN IF YOU HAVE PREVIOUSLY EXECUTED THE WHITE PROXY CARD AND RETURNED IT TO THE COMPANY. IN ORDER FOR YOUR VOTE ON THE INVESTMENT, THE CHARTER AMENDMENT, AND THE INCENTIVE PLAN AMENDMENT TO BE EFFECTIVE, YOU MUST COMPLETE, SIGN AND DATE THE ENCLOSED BLUE PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED SO THAT IT WILL BE RECEIVED PRIOR TO THE SPECIAL MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN AND WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. YOU MAY ATTEND THE SPECIAL MEETING AND VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR BLUE PROXY CARD.

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     I look forward to seeing you at the Special Meeting. In the meantime, thank you for your continued support of Bio-Plexus.

                                  Sincerely,

                                  CARL R. SAHI
                                  President & Chief Executive Officer

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                                BIO-PLEXUS, INC.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 28, 2000

TO THE STOCKHOLDERS OF BIO-PLEXUS, INC.:

         NOTICE IS HEREBY GIVEN that a special meeting (the "Special Meeting") of the stockholders of Bio-Plexus, Inc., a Connecticut corporation (the "Company"), has been scheduled and will be held at 9:30 a.m. local time on Friday, April 28, 2000, at Rensselaer at Hartford, 275 Windsor Street, Hartford, Connecticut.

         The Special Meeting is called for the purpose of considering and voting upon the following proposals:

         1. The Investment Proposal: To approve the issuance and sale of zero-coupon, secured convertible notes of the Company due 2005 with an original issue price of $16.75 million (the "Notes") and an initial conversion price of $3.00 per share, 250,000 shares of the Company's common stock, without par value (the "Common Stock"), at a price of $3.00 per share, and 9-year warrants to purchase 1.5 million shares of Common Stock (the "Warrants") at an initial exercise price of $7.00 per share, including the reservation and subsequent issuance of the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants (the foregoing issuance and sale, the "Investment"), to one or more entities affiliated with Appaloosa Management L.P. (collectively, the "Purchasers"), and to approve and adopt the Convertible Note Purchase Agreement (the "Purchase Agreement")(as revised from the version described in and attached to the Proxy Statement previously distributed to stockholders by the Company on or about January 31, 2000 (the "Initial Proxy Statement")), Warrants, Registration Rights Agreement, and Security Agreement (collectively, the "Transaction Documents") and the transactions contemplated by the Transaction Documents. The copy of the Purchase Agreement attached to the Initial Proxy Statement as an Exhibit should be disregarded. A copy of the revised Purchase Agreement is included as an Exhibit to the Supplemental Proxy Statement accompanying this Notice. Copies of the Warrants, Registration Rights Agreement and Security Agreement (the terms of which have not been revised) are attached as Exhibits to the Initial Proxy Statement. Approval of the Investment will be deemed to constitute approval of the Transaction Documents and the transactions contemplated by the Investment. A detailed discussion of "Proposal No. 1: The Investment Proposal", as modified as provided in the Supplemental Proxy Statement, is contained in the Initial Proxy Statement beginning at page 3;

         2. The Charter Amendment Proposal: To amend the Company's Certificate of Incorporation to increase from 25 million (25,000,000) to 40 million (40,000,000) the number of shares of Common Stock that the Company is authorized to issue, which proposal is being proposed, in part, to ensure that there are sufficient shares of Common Stock reserved for the subsequent issuance of shares of Common Stock upon conversion of the Notes and exercise of the Warrants and as awards in connection with the Company's 1991 Long Term Incentive Plan (the "Charter Amendment"). A detailed discussion of "Proposal No. 2:
Approval of the Charter Amendment" is contained in the Initial Proxy Statement beginning at page 22;

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         3.       The Incentive Plan Proposal: To amend the Company's 1991
Long-Term Incentive Plan (as amended, the "Incentive Plan") to increase from one million (1,000,000) to 2.5 million (2,500,000) the number of shares of Common Stock subject to the Incentive Plan, which proposal is being made to ensure that there are sufficient shares of Common Stock reserved for the subsequent issuance of awards to employees and consultants under the Incentive Plan because the number of employees of the Company is expected to increase in connection with the implementation of the Company's longer-term business plan after the closing of the Investment (the "Incentive Plan Amendment"). A detailed discussion of "Proposal No. 3: Approval of the Incentive Plan Amendment" is contained in the Initial Proxy Statement beginning at page 24; and

         4. To transact such other business as may properly come before the Special Meeting. The Company may be required to adjourn or postpone the Special Meeting from time to time until all conditions to closing the Investment are satisfied or waived, such that the vote on the Investment will take place on the same day as the closing of the Investment.

         The Supplemental Proxy Statement accompanying this Notice describes changes to the terms and conditions of the Investment from the terms set forth in the Initial Proxy Statement. The Supplemental Proxy Statement forms a part of this Notice and is incorporated herein by reference. Except as described in the Supplemental Proxy Statement, the background and terms and conditions of the Investment remain the same and are more fully described in the Initial Proxy Statement, which forms a part of this Notice and is incorporated herein by reference.

         The Board of Directors knows of no matters to be brought before the Special Meeting other than those referred to herein and in the Initial Proxy Statement. If any other business should properly come before the Special Meeting, the persons named in the Blue Proxy Card will vote in accordance with their best judgment.

         The Board of Directors has fixed the close of business on March 24, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of Common Stock on the record date are entitled to vote at the Special Meeting. Due to the adjournment of the Special Meeting of the Company's stockholders originally scheduled for February 28, 2000, the record date set forth in the Initial Proxy Statement is no longer valid.

         In order to vote your shares at the Special Meeting, if your shares are held by a broker, bank, or other nominee, you must obtain from such person a Blue Proxy Card in your name. You can ensure that your shares are voted at the Special Meeting by promptly completing, signing, and dating the enclosed Blue Proxy Card and returning it in the envelope provided, which requires no postage if mailed in the United States. Sending in a signed Blue Proxy Card will not affect your right to attend the Special Meeting and vote in person. You may revoke your Blue Proxy Card at any time before it is voted by delivering to the Secretary of the Company before the Special Meeting a written revocation or a subsequently executed Blue Proxy Card, or by attending the Special Meeting and voting in person.

         THE WHITE PROXY CARD PREVIOUSLY DISTRIBUTED TO YOU IS NO LONGER VALID, EVEN IF YOU HAVE PREVIOUSLY EXECUTED THE WHITE PROXY CARD AND RETURNED IT TO THE COMPANY. IN ORDER FOR YOUR VOTE ON THE REVISED TERMS AND CONDITIONS OF THE INVESTMENT, THE

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CHARTER AMENDMENT AND THE INCENTIVE PLAN AMENDMENT TO BE EFFECTIVE, YOU MUST
COMPLETE, SIGN AND DATE THE ENCLOSED BLUE PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED SO THAT IT WILL BE RECEIVED PRIOR TO THE SPECIAL MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN AND WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. WE URGE YOU TO COMPLETE, SIGN, AND DATE THE ENCLOSED BLUE PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOU MAY ATTEND THE SPECIAL MEETING AND VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR BLUE PROXY CARD.

         THE ENCLOSED BLUE PROXY CARD IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH HAS CAREFULLY REVIEWED AND CONSIDERED THE REVISED TERMS AND CONDITIONS OF THE INVESTMENT, THE CHARTER AMENDMENT, AND THE INCENTIVE PLAN AMENDMENT AND DETERMINED THAT THEY ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, AND RECOMMENDS THAT YOU VOTE "FOR" THE INVESTMENT, THE CHARTER AMENDMENT, AND THE INCENTIVE PLAN AMENDMENT.

         TO CONSTITUTE A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE SPECIAL MEETING, THERE MUST BE PRESENT, IN PERSON OR BY PROXY, THE HOLDERS OF A MAJORITY OF THE VOTING POWER OF THE ISSUED AND OUTSTANDING SHARES OF VOTING STOCK OF THE COMPANY.

         The Company's Initial Proxy Statement, Supplemental Proxy Statement and Blue Proxy Card are submitted herewith.

                                    By Order of the Board of Directors,

                                    NANCY S. LAUTENBACH
                                    Secretary

Vernon, Connecticut
March __, 2000

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                                BIO-PLEXUS, INC.
                  129 RESERVOIR ROAD, VERNON, CONNECTICUT 06066

                            ------------------------
                          SUPPLEMENTAL PROXY STATEMENT
                            ------------------------

                      FOR A SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 28, 2000

                                     GENERAL

         The enclosed Blue Proxy Card is solicited by and on behalf of the Board of Directors of Bio-Plexus, Inc., a Connecticut corporation having its principal offices at 129 Reservoir Road, Vernon, Connecticut 06066 (the "Company"), for use at a special meeting of stockholders (the "Special Meeting") to be held on Friday, April 28, 2000, at 9:30 a.m. local time at Rensselaer at Hartford, 275 Windsor Street, Hartford, Connecticut and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting. This Supplemental Proxy Statement and the accompanying Blue Proxy Card (the "Supplemental Proxy Materials") are first being mailed to stockholders on or about March 28, 2000. THE SUPPLEMENTAL PROXY MATERIALS AMEND AND MODIFY, AND SHOULD BE READ IN CONJUNCTION WITH, THE COMPANY'S PROXY STATEMENT DATED JANUARY 28, 2000 (the "INITIAL PROXY STATEMENT") THAT WAS MAILED TO THE COMPANY'S STOCKHOLDER'S ON OR ABOUT JANUARY 31, 2000, A COPY OF WHICH IS ENCLOSED FOR REVIEW BY THE COMPANY'S STOCKHOLDERS.

BACKGROUND

         On January 28, 2000, the Company's Board of Directors (the "Board of Directors") called a special meeting of the Company's stockholders for February 28, 2000 (the "Original Meeting"). By way of a letter to stockholders dated February 23, 2000 and a press release dated February 24, 2000, the Company adjourned the Original Meeting so that the Company and Appaloosa Management L.P. ("Appaloosa") could have additional time to align the financing terms of Appaloosa's proposed $17.5 million financing commitment (the "Investment") to better reflect Appaloosa's risk during the initial stages of the Company's business plan. The Investment, along with the other items set forth below, was to be voted upon at the Original Meeting. In its notice of adjournment and press release, the Company indicated that the Original Meeting would be rescheduled to a future date. The Company and Appaloosa, after extensive negotiations, have agreed upon revised terms for the Investment and have scheduled a new special stockholders meeting in order to permit holders of the Company's common stock as of March 24, 2000 to vote on the matters set forth in the attached Notice of Stockholder's Meeting and described in the Initial Proxy Statement and this Supplemental Proxy Statement.

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PURPOSE OF THE SPECIAL MEETING

         The Special Meeting is called for the purpose of considering and voting upon the following proposals:

         1. The Investment Proposal: To approve the issuance and sale of zero-coupon, secured convertible notes of the Company due 2005 with an original issue price of $16.75 million (the "Notes") and an initial conversion price of $3.00 per share, 250,000 shares of the Company's common stock, without par value (the "Common Stock"), at a price of $3.00 per share, and 9-year warrants to purchase 1.5 million shares of Common Stock (the "Warrants") at an initial exercise price of $7.00 per share, including the reservation and subsequent issuance of the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants, to one or more entities affiliated with Appaloosa (collectively, the "Purchasers"), and to approve and adopt the Convertible Note Purchase Agreement (the "Purchase Agreement") (as revised from the version described in and attached to the Initial Proxy Statement), Warrants, Registration Rights Agreement, and Security Agreement, (collectively, the "Transaction Documents") and the transactions contemplated by the Transaction Documents. The copy of the Purchase Agreement attached to the Initial Proxy Statement as an Exhibit should be disregarded. A copy of the revised Purchase Agreement is included as an Exhibit to the Supplemental Proxy Statement. Copies of the Warrants, Registration Rights Agreement and Security Agreement (the terms of which have not been revised) are attached as Exhibits to the Initial Proxy Statement. Approval of the Investment will be deemed to constitute approval of the Transaction Documents and the transactions contemplated by the Investment. A detailed discussion of "Proposal No. 1: The Investment Proposal", as modified as provided in the Supplemental Proxy Statement, is contained in the Initial Proxy Statement beginning at page 3;

         2. The Charter Amendment Proposal: To amend the Company's Certificate of Incorporation to increase from 25 million (25,000,000) to 40 million (40,000,000) the number of shares of Common Stock that the Company is authorized to issue, which proposal is being proposed, in part, to ensure that there are sufficient shares of Common Stock reserved for the subsequent issuance of shares of Common Stock upon conversion of the Notes and exercise of the Warrants and as awards in connection with the Company's 1991 Long Term Incentive Plan (the "Charter Amendment"). A detailed discussion of "Proposal No. 2:
Approval of the Charter Amendment" is contained in the Initial Proxy Statement beginning at page 22;

         3. The Incentive Plan Proposal: To amend the Company's 1991 Long-Term Incentive Plan (as amended, the "Incentive Plan") to increase from one million (1,000,000) to 2.5 million (2,500,000) the number of shares of Common Stock subject to the Incentive Plan, which proposal is being made to ensure that there are sufficient shares of Common Stock reserved for the subsequent issuance of awards to employees and consultants under the Incentive Plan because the number of employees of the Company is expected to increase in connection with the implementation of the Company's longer-term business plan after the closing of the Investment (the "Incentive Plan Amendment"). A detailed discussion of "Proposal No. 3: Approval of the Incentive Plan Amendment" is contained in the Initial Proxy Statement beginning at page 24; and

         4. To transact such other business as may properly come before the Special Meeting. The Company may be required to adjourn or postpone the Special Meeting from time to

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time until all conditions to closing the Investment are satisfied or waived, such that the vote on the Investment will take place on the same day as the closing of the Investment.

SOLICITATION

         The Company will bear the entire cost of solicitation, including preparation, assembly, printing, and mailing of this Supplemental Proxy Statement, the Initial Proxy Statement, the Blue Proxy Card, and any additional materials furnished to the stockholders. Copies of the solicitation materials will also be furnished to brokerage houses, fiduciaries, and custodians holding in their names shares which are beneficially owned by others to be forwarded to such beneficial owners. The Company may reimburse such persons for their cost of forwarding the solicitation materials to such beneficial owners. Original solicitations of proxies by mail may be supplemented by telephone, telegram, facsimile, or personal solicitation by directors, officers, or employees of the Company. No additional compensation will be paid for such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

REVOCABILITY OF PROXY

         Any person submitting a Blue Proxy Card in the form accompanying this Supplemental Proxy Statement has the power to revoke such proxy at any time before it is exercised. Proxies may be revoked by either (i) sending to the Secretary of the Company, Nancy S. Lautenbach, a duly executed written instrument of revocation or a duly executed Blue Proxy Card bearing a date later than that on the Blue Proxy Card being revoked, or (ii) attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in and of itself constitute revocation of a proxy.

RECORD DATE; VOTING AT THE SPECIAL MEETING

         On March 24, 2000, the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting (the "Record Date"), there were [14,150,259] shares of Common Stock outstanding and entitled to vote. Stockholders of record on the Record Date are entitled to one vote per share, in person or by properly executed Blue Proxy Card, upon each matter properly submitted for the vote of stockholders at the Special Meeting. If not revoked, properly executed Blue Proxy Cards will be voted in accordance with the instructions contained thereon. Unless a contrary specification is made thereon, it is the intention of the persons named on the accompanying Blue Proxy Card to vote "FOR" each of the proposals on the accompanying Notice of Special Meeting.

         DUE TO THE ADJOURNMENT OF THE SPECIAL MEETING OF THE COMPANY'S STOCKHOLDERS ORIGINALLY SCHEDULED FOR FEBRUARY 28, 2000, THE RECORD DATE SET FORTH IN THE INITIAL PROXY STATEMENT IS NO LONGER VALID. IN ADDITION, THE WHITE PROXY CARD DISTRIBUTED WITH THE INITIAL PROXY STATEMENT IS NO LONGER VALID, EVEN IF THE WHITE PROXY CARD HAS BEEN EXECUTED AND RETURNED TO THE COMPANY. IN ORDER FOR A STOCKHOLDER'S VOTE ON THE REVISED TERMS AND CONDITIONS OF THE INVESTMENT, THE CHARTER AMENDMENT AND THE INCENTIVE PLAN AMENDMENT TO BE EFFECTIVE, THE ENCLOSED BLUE PROXY CARD MUST BE COMPLETED, SIGNED, DATED AND RETURNED TO THE COMPANY IN THE ENVELOPE PROVIDED PRIOR TO THE SPECIAL MEETING.

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VOTE REQUIRED

         The rules of The Nasdaq Stock Market ("Nasdaq") require that Proposal No. 1: The Investment Proposal be approved by the holders of a majority of the Common Stock present in person or represented by proxy and voting on such proposal at the Special Meeting. The Connecticut Business Corporation Act (the "CBCA") requires Proposal No. 2: the Charter Amendment Proposal and Proposal No. 3: the Incentive Plan Amendment Proposal (collectively, Proposals No. 1, 2 and 3 are the "Proposals") be approved by the same vote. It is also a condition to the Company's obligations under the terms and conditions of the Investment that the Investment Proposal and the Charter Amendment Proposal be similarly approved.

         All directors of the Company holding shares of Common Stock as of the Record Date, namely Messrs. Richard Ribakove, Carl Sahi, David Himick, Richard Higgins and Herman Gross, have stated their present intentions to vote all of such shares in favor of approval and adoption of the Investment Proposal, the Charter Amendment Proposal, and the Incentive Plan Amendment Proposal. These directors as of the Record Date own, in the aggregate, approximately 26% of the outstanding shares of Common Stock.

VOTING PROCEDURES; QUORUM; ABSTENTIONS AND BROKER NON-VOTES

         All votes will be tabulated by the inspector of election appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker "non-votes" (proxies that are returned by the record holder, typically a brokerage house, but not voted on a particular matter because no instructions were received from the beneficial owner). Pursuant to the CBCA and the Company's By-laws, to constitute a quorum for the transaction of business at any meeting of stockholders, there must be present, in person or by proxy, the holders of a majority of the voting power of the issued and outstanding shares of voting stock of the Company. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting. In certain circumstances, a stockholder will be considered to be present at the Special Meeting for quorum purposes, but will not be deemed to have voted on the matters presented for approval at the meeting. Such circumstances will exist where a stockholder is present but specifically abstains from voting, or where shares are represented at a meeting by a proxy conferring authority to vote on certain matters but not on other matters (i.e., broker non-votes). Under the CBCA, such abstentions and non-votes have a neutral effect on the approval or disapproval of the matters presented for stockholder action. As of the Record Date, Common Stock was the only outstanding voting security of the Company.

NO APPRAISAL OR DISSENTERS' RIGHTS; NO PREEMPTIVE RIGHTS

         Under the CBCA, stockholders are not entitled to any statutory dissenters' rights or appraisal of their shares of Common Stock in connection with the Investment Proposal, the Charter Amendment Proposal, or the Incentive Plan Amendment Proposal. Stockholders have no preemptive rights in respect of any of the securities to be issued in connection with the Investment or any other securities issuances by the Company.

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CHANGES TO PROPOSAL NO. 1:  THE INVESTMENT PROPOSAL

         Set forth below is a summary of certain changes which have been made to the terms of the Investment, which is described in detail commencing on page 3 of the Initial Proxy Statement. Except as described in this Supplemental Proxy Statement, the background and terms and conditions of the Investment, as described in the Initial Proxy Statement, remain unchanged. Therefore, the following discussion is qualified in its entirely by reference to the Initial Proxy Statement and to the complete text of the revised Purchase Agreement which is attached hereto as Exhibit A. Capitalized terms used herein which are not defined herein shall have the meanings ascribed to such terms in the Initial Proxy Statement. The copy of the Purchase Agreement attached to the Initial Proxy Statement as an Exhibit has been revised as disclosed herein and should be disregarded.

THE BRIDGE TRANSACTIONS

A.       Second Letter Agreement

         The Company and Appaloosa entered into a letter agreement on March ___, 2000 (the "Second Letter Agreement") pursuant to which, among other things, the parties agreed to certain amendments to the Bridge Notes.

         In connection with the transactions contemplated by the Second Letter Agreement, the Bridge Notes were amended to extend the maturity date of each Bridge Note to April 30, 2000. In addition, each of the Bridge Notes was amended to extend the date on which stockholder approval of the Investment must be obtained from February 28, 2000 to April 30, 2000. Prior to the amendments to the Bridge Notes discussed above, the maturity date of the Bridge Notes and the latest date upon which stockholder approval of the Investment could occur was February 28, 2000.

         The Second Letter Agreement also provides that if on the closing date of the Investment the Company has hired a new Chief Executive Officer who is approved by the Purchaser, at the election of the Purchasers, the $3 Warrants which are currently outstanding will be cancelled and the Company will issue the Purchasers the Replacement Warrants, which will have an initial exercise price of $4 per share. If on the closing of the Investment the Company has not yet hired a new Chief Executive Officer (or the Company has hired a new Chief Executive Officer approved by the Purchasers but the Purchasers elect not to exchange the $3 Warrants for the Replacement Warrants at such time), the $3 Warrants will be canceled and the Replacement Warrants will be issued six months and one day after the closing of the Investment. The Purchasers have agreed that they will not exercise any of the $3 Warrants during such time period. The Second Letter Agreement further provides that if the Investment does not close for any reason, the $3 Warrants will remain in full force and effect and the terms and conditions thereof will remain unchanged. Under the terms of the $3 Warrants, the exercise price of such warrants will increase from $3 per share to $5 per share on October 21, 2000, the first anniversary of the issuance of the $3 Warrants.

         The foregoing changes to the Bridge Notes and the agreements with respect to the issuance of the Replacement Warrants were agreed to by the Board of Directors after deliberation. Stockholder approval of the foregoing changes were not required and the stockholders are not now being asked to approve these transactions with the proxies being solicited hereby.

B.       Third Bridge Transaction

         At the time of the execution of the Second Letter Agreement, the Company issued and sold to Appaloosa Investment Limited Partnership I a 15% secured note in the aggregate principal amount of $2.2 million (the "Third Bridge Note"). The Third Bridge Note matures on the earlier of April 30, 2000 or the closing of the Investment. Other than as set forth above, the Third Bridge Note contains terms substantially identical to the First Bridge Note and the Second Bridge Note, each as amended.

         In connection with the sale and issuance of the Third Bridge Note, the Company did not sell to the Purchasers any additional warrants to purchase shares of Common Stock.

         Pali was not engaged to assess the terms of the Third Bridge Note and, therefore, did not review the Third Bridge transaction documents.

         Stockholder approval of the sale and issuance of the Third Bridge Note was not required and the stockholders are not now being asked to approve such sale and issuance with the proxies being solicited hereby. Immediately following the closing of the Third Bridge, the Purchasers beneficially owned 16% of the Common Stock outstanding as of February 29, 2000.

C.       Summary of the Bridge Transactions

         The following summary of the Bridge Transactions reflects the revised terms described in this Supplemental Proxy Statement.

         As of the date hereof, the Bridge Transactions have been consummated and, as a result thereof, the Purchasers have been (and in the case of the Second Bridge Warrants, will be) issued, in the aggregate, the following securities of the Company:

    -    a 12% secured note in the aggregate principal amount of $3,000,000;

    -    a 15% secured note in the aggregate principal amount of $1,650,000;

    -    a 15% secured note in the aggregate principal amount of $2,200,000; and

    -    warrants to purchase 2,700,000 shares of Common Stock.

         The Bridge Notes (including the Third Bridge Note) are not convertible into Common Stock. The Bridge Warrants are exercisable into shares of Common Stock and, if exercised, would represent approximately 16% of the outstanding shares of Common Stock as of February 29, 2000, or 14% on a fully diluted basis. "Fully diluted basis" assumes, in addition to the foregoing, the conversion of all Convertible Debentures and the exercise of all warrants and options to purchase Common Stock outstanding as of the February 29, 2000.

The Investment Transaction

A.       The Purchase Agreement

         Set forth below is a summary of the changes to the terms of the Investment which have been agreed upon since the Initial Proxy Statement was delivered to the Company's stockholders. The following discussion is qualified in its entirety by reference to the complete text of the revised Purchase Agreement. The copy of the Purchase Agreement attached to the Initial Proxy Statement as an Exhibit has been revised as disclosed herein and should be disregarded. The terms of all of the other Transaction Documents have not been revised.

         The changes to the terms of the Investment were the result of extensive negotiations between the Company and Appaloosa and were agreed upon in order to better reflect Appaloosa's risk during the initial stages of the Company's business plan and were approved by the Board of Directors after deliberation.

         i. The Notes, Interest Rate. The Notes, which are zero coupon notes, and have an original issue price of $16.75 million will initially accrue interest at a semi-annual compound rate of 15% (increased from 7.5% as described in the Initial Proxy Statement), payable at maturity, with such rate being subject to reduction upon the occurrence of the following events:

                  a. Upon the appointment of a new Chief Executive Officer by the Board of Directors and the achievement of certain operational milestones (the "First Milestone"), the interest rate of the Notes will decrease from 15% to 12%;

                  b. Assuming the conditions set forth in paragraph (a) have occurred, upon the Company achieving Product Sales Revenues equal to or exceeding $15 million for the trailing 12-month period (the "Second Milestone"), the interest rate of the Notes will decrease from 12% to 10%; and

                  c. Assuming the conditions set forth in paragraphs (a) and (b) have occurred, upon the Company achieving Product Sales Revenues equal to or exceeding $25 million for the trailing 12-month period (the "Third Milestone"), the interest rate of the Notes will decrease from 10% to 7.5%.

         The Notes will mature five years from the date of the closing of the Investment and will accrete from $16.75 million to an aggregate of approximately $26.0 million at maturity. In determining the accreted value of the Notes at maturity, the Company assumed that the First Milestone would be satisfied on June 30, 2000, and that on such date the interest rate of the Notes would decrease from 15% per annum compounded semi-annually to 12% per annum compounded semi-annually. The Company further assumed that the Second Milestone would be satisfied on August 31, 2001, and that on such date the interest rate of the Notes would decrease from 12% per annum compounded semi-annually to 10% per annum compounded semi-annually. Finally, the Company assumed that the Third Milestone would be satisfied on January 31, 2002, and that on such date the interest rate of the Notes would decrease from 10% per annum compounded semi-annually to 7.5% per annum compounded semi-annually and that such interest rate would remain in effect through the scheduled maturity of the Notes. The foregoing calculations reflect only the Company's assumptions as to when the various milestones may be satisfied. No inference should be drawn from such assumptions that the Company will achieve such milestones on or before the milestone dates set forth above.

         The Notes are initially convertible into an aggregate of approximately
5.6 million shares of Common Stock at a conversion price of $3.00 per share. Upon maturity, assuming that the Notes have not been repaid or redeemed (and using the same set of assumptions described in the immediately preceding paragraph), the Notes will be convertible into approximately 8.7 million shares of Common Stock. The Notes are secured by substantially all the assets of the Company.

         ii. Overdue Amounts. All overdue amounts payable by the Company under the Purchase Agreement will bear interest at 15% (increased from 12% as described in the Initial Proxy Statement) per annum compounded semi-annually until such overdue amount is paid in full.

         iii. Financial Covenants. The Company will not be required to exceed or match specified levels of minimum Operating Profit or maximum Operating Loss and Product Sales Revenue during calendar year 2000. Commencing in calendar year 2001, the Company will be required to exceed/not to exceed certain specified levels of minimum Operating Profit or maximum Operating Loss for three-month periods and Product Sales Revenues for three- and twelve-month periods and certain specified levels of consolidated Capital Expenditures for six-month periods. Once the Board of Directors has appointed a new Chief Executive Officer, the Purchasers and the Company have agreed to negotiate in good faith to establish new financial performance covenants for the Company, which covenants will be tied to the Company's business plan. New financial performance covenants will not be established until the new Chief Executive Officer is appointed so that the new Chief Executive Officer can be involved in the development and implementation of the Company's business plan.

         iv. Executive Officers. The Company must hire a new Chief Executive Officer by June 30, 2000. The Board of Directors and the Purchasers must approve the appointment of the new Chief Executive Officer. The Company has retained an executive recruiter to assist in identifying potential candidates for the Chief Executive Officer position.

         The Board of Directors, including Carl R. Sahi, the Company's current Chief Executive Officer, supports the Company's plan to identify and appoint a new Chief Executive Officer. The Board of Directors has been contemplating the appointment of a new Chief Executive since prior to the commencement of negotiations with Appaloosa with respect to the Investment.

         v. Right to Designate Board of Directors. Immediately after the appointment of a new Chief Executive Officer, the size of the Board of Directors will be expanded from five to seven members and the Purchasers will have the right to designate two of the seven members. The Purchasers will, upon the consummation of the Investment, have the right to designate a non-voting Observer (the "Non-Voting Observer") to attend and participate at meetings of the Company's Board of Directors as disclosed in the Initial Proxy Statement. Until the appointment of a new Chief Executive Officer, the Board of Directors will have the right to exclude the Non-

Voting Observer from meetings of the Board of Directors relating to the Company's relationship with the Purchasers and/or Appaloosa.

         vi. Restricted Use of Proceeds. In addition to the restrictions on the use of proceeds discussed in the Initial Proxy Statement, the Company will be obligated to maintain a minimum of $6 million in a restricted account until such time as the Company appoints a new Chief Executive Officer.

         vii. Operational Covenants. The Company is required to undertake certain operational covenants.

         viii. Events of Default. Upon the occurrence and during the continuance of any Event of Default (as defined in the Purchase Agreement), all Notes then outstanding will bear interest at a rate of 15% compounded semi-annually.

B.       Possible Disadvantages of Approving the Investment Proposal

         The following is an additional item to consider in making your decision as to whether or not to vote to approve the Investment.

         Potential for Default Upon Failure to Appoint a New Chief Executive Officer.

         As noted, the Company is required to appoint a new Chief Executive Officer by June 30, 2000. Although the Board of Directors believes that it will be able to appoint a new Chief Executive Officer by such date, there can be no assurances that the Company will be able to identify qualified candidates for such position by June 30, 2000. The failure to appoint a new Chief Executive Officer will constitute an event of default under the Purchase Agreement pursuant to which the holders of the Notes may accelerate the maturity of the Notes and declare them immediately due and payable and, if the Company fails to repay the Notes, foreclose against the Company's assets pledged as collateral, which could result in a loss of the Company's patents and other assets.

C.       Summary of the Investment Transaction

         The following summary of the Investment Transaction reflects the revised terms described in this Supplemental Proxy Statement.

         At the Closing of the Investment, the Company will receive an aggregate payment of $17.5 million in cash. As a result thereof and as a result of the Bridge Transactions (assuming the immediate repayment of the Bridge Notes), the Purchasers will hold, in the aggregate, the following securities of the Company:

    - Zero Coupon Secured Convertible Notes in the aggregate principal amount of $16,750,000;

    -    250,000 Shares; and

    -    warrants to purchase 4,200,000 shares of Common Stock.

         Following the closing of the Investment, the Purchasers will initially own 250,000 shares of Common Stock, which represents approximately 2% of the outstanding Common Stock as of February 29, 2000 or 1% on a fully diluted basis. Assuming the immediate conversion of the Notes and the exercise of the Warrants and the Bridge Warrants, the Purchasers will own 10,033,333 shares of Common Stock, or approximately 42% of the outstanding Common Stock as of February 29, 2000, or 38% on a fully diluted basis. Similarly, assuming conversion of the Notes at maturity, and assuming further that the Notes have not been repaid or redeemed and that there has been no change to the Company's capital structure between February 29, 2000 and such time, the Purchasers will own approximately 13,137,377 shares of Common Stock, or approximately 48% of the aggregate outstanding Common Stock as of February 29, 2000, or 44% on a fully diluted basis. Each of the foregoing calculations do not contemplate the application of anti-dilution adjustments.

         With respect to the Warrants, the Bridge Warrants, and other outstanding warrants, the above calculations do not consider the effect of out-of-the-money exercise prices (i.e., warrants which have an exercise price above the then-current market price of the Common Stock) which would inhibit exercise of such warrants, or, in the event such warrants are in-the-money (i.e., warrants which have an exercise price below the then-current market price of the Common Stock), the application of the respective net exercise provisions which could reduce the number of underlying shares of Common Stock ultimately issued upon exercise. By way of example, on March 9, 2000, the closing price of the Common Stock was $4 per share. Upon the Closing of the Investment, the Purchasers will hold warrants to purchase 4.2 million shares of Common Stock as follows:


    - 1,000,000 warrants with an exercise price of $4 per share (assuming the Company has appointed a new Chief Executive Officer by the Closing of the Investment and the Purchasers have elected to exchange the $3 Warrants for the Replacement Warrants) (the Replacement Warrants);

    - 3,000,000 warrants with an exercise price of $7 per share (the Warrants and $5 Warrants);

    - 200,000 warrants with an exercise price of $3 per share (the Second Bridge Warrants)

Assuming the then-current market price of the Common Stock at the Closing of the Investment is $4 per share, only the 200,000 Second Bridge Warrants exerciseable at $3 per share would be in-the-money. If the net exercise provision were invoked by the Purchasers, the cashless exercise would result in an aggregate of 50,000 shares of Common Stock being issued to the Purchasers.

D.       Capitalization

         Following the Closing of the Investment, and assuming the immediate conversion of the Notes and the exercise of the Warrants and Bridge Warrants, the Purchasers would own approximately 42% of the aggregate outstanding Common Stock on February 29, 2000, or 38% on a fully diluted basis.

         Assuming that there has been no change to the Company's capital structure between February 29, 2000 and the Closing, and assuming further that the Bridge Transactions closed as of February 29, 2000, the following table illustrates the dilutive effects of the Investment and Charter Amendment
Proposals:

                                      Capitalization as of        Capitalization as of          Capitalization
                                   February 29, 2000 without     February 29, 2000 with     Immediately after the
                                     the Bridge Transactions     the Bridge Transactions           Investment

Common Stock Authorized                         25,000,000                 25,000,000               40,000,000
Common Stock Outstanding                        14,150,259                 14,150,259               14,400,259
Employee Stock Options                             557,150                    557,150                  557,150
Non-Employee Directors Stock
     Options                                        35,000                     35,000                   35,000
Warrants*                                        1,417,235                  3,958,244                5,747,078
Convertible Debt - Ramius                          290,601                    290,601                  290,601
Convertible Debt - the                                                                               5,583,333
     Purchasers
TOTAL SHARES                                    16,450,245                 18,991,254               26,613,421
Percent of Purchasers Equity
  Interest (fully diluted)                               0%                        13%                      38%

* For purposes of this table only, the 200,000 Second Bridge Warrants are depicted as part of the Investment because they are not being issued until the Closing.


E.       Use of Proceeds

         As a result of the changes in the terms of the Bridge Transactions and the Investment described in this Supplemental Proxy Statement, the Company estimates that the net proceeds of the Investment from the issuance and sale of the Notes, the Shares, and the Warrants will be approximately $16,700,000, after deducting the estimated financing fees and expenses payable by the Company of approximately $800,000. This amount does not include the proceeds from the Bridge Transactions; however, as noted below, the Bridge Notes will be immediately repaid from the net proceeds at the Closing of the Investment.

         The Company intends to use the net proceeds of the Investment primarily for working capital to support the growth of its business, including expanding the Company's sales force, increasing its marketing efforts, expanding its production capacity, introducing additional safety needle products and accessories to supplement its existing blood collection needle line, and repaying outstanding debt.

         The following table sets forth the Company's estimated allocation of the net proceeds:

Redemption of Convertible Debentures (amount outstanding as
  of February 29, 2000)                                          $ 1,171,000
Repayment of Bridge Notes (including interest)                   $ 7,140,000
Working Capital                                                  $ 8,389,000
Total Net Proceeds                                               $16,700,000

         The Company will use the net proceeds of the Investment for the purposes set forth above. The net proceeds allocated to working capital will be deposited in a restricted account and disbursed in amounts equal to quarterly operating budgets prepared by the Company and approved by the Board of Directors (including the affirmative vote of the Purchaser Designees); provided, however, that until the Board of Directors appoints a new Chief Executive Officer, the restricted account must always contain at least $6 million. The Company must remain in compliance with the terms of the Purchase Agreement in order for the remaining net proceeds to be disbursed. Pending the disbursement of funds, the remaining net proceeds from the Investment will be held in local bank in a short-term investment account backed by either U.S. treasury bonds or federal agency obligations.

         The Company will similarly use any proceeds of the Warrants and the Bridge Warrants for the purposes set forth above. Assuming the Warrants and the Bridge Warrants are exercised, the Company could receive up to $25.6 million in additional funding. However, there are two factors which may reduce this amount:
First, the only warrants that do not contain a net exercise provision are the $4 Replacement Warrants for 1 million shares of Common Stock. Even assuming exercise of the Warrants and the Bridge Warrants, if each of the net exercise provisions are invoked as may be expected, the capital received by the Company would be limited to $4 million. Second, a vast majority of the warrants are out-of-the-money. If the price of the Common Stock does not increase substantially, this again could reduce any proceeds ultimately received by the Company.

F. Selected Financial Data

As a result of the issuance of the Third Bridge Note, the pro-forma financial information set forth in the Initial Proxy Statement has changed as set forth below. Other than with respect to the pro forma information, the Selected Financial Data set forth in the Initial Proxy Statement has not changed.

                                    September 30, 1999
                                        (Unaudited)
                                        PRO FORMA
                                           AS          PRO FORMA
                                        ADJUSTED      AS ADJUSTED
                                       FOR BRIDGE         FOR
Balance Sheet Data:      ACTUAL (1)      LOANS (2)    INVESTMENT(3)    1998      1997     1996     1995       1994
-------------------      ----------      ---------    -------------    ----      ----     ----     ----       ----
Cash and cash                 $195         $6,695          $16,554     $535    $1,502   $1,322   $11,842    $4,187
equivalents
Working capital              1,284          4,081           17,643     (754)      (33)  (1,413)   12,017     6,152
(deficiency)
Total assets                 8,718         15,518           25,877    9,152    11,688   12,820    23,389    14,739
Long-term debt and           2,496          2,496           15,430    2,403     3,204    7,407     9,099     6,715
capital lease
obligations
Total shareholder's          4,023          7,120            8,248    2,477     4,158     (713)   10,751     4,690
equity (deficit)

---------

(1)      Actual as of September 30, 1999.

(2)      September 30, 1999 pro forma as adjusted to give effect to the Bridge
         Transactions: (i) issuance of $3 million, $1.65 million and $2.2 million of Bridge Notes (net of $350,000 in financing costs); and (ii) issuance of 2.7 million warrants in connection with the Bridge Notes resulting in $3,147,000 of debt discount to be recorded.

(3) September 30, 1999 pro forma as adjusted to give effect to the Investment transactions: (i) issuance of $16.75 million Convertible Secured Notes (net of $800,000 in financing costs); (ii) issuance of 250,000 shares of common stock at $3.00 per share; (iii) issuance of
         1.5 million warrants issued in connection with the Convertible Secured Notes resulting in $3,816,000 of debt discount to be recorded; and (iv) recording of interest expense of $291,000 on the Bridge Notes due and payable at the consummation of the Investment transactions.

Beneficial Conversion Feature of the Notes and Shares

         In connection with the initial funding of the Investment, and the ongoing accretion of interest on the Notes, the Company will be obligated to record interest expense for the beneficial conversion feature of the Notes. The charge for the beneficial conversion feature is recorded as the difference between the fair market value of the Common Stock at the date of issuance of the Notes and the initial conversion price of $3.00. Upon the issuance of the Notes and the Shares, assuming and utilizing the fair market value of the Common Stock of $3.875 at February 29, 2000, the Company would record approximately $5,104,000 as a charge to interest expense in connection with the beneficial conversion feature. In addition, as the Notes accrete interest, the Company will continue to record the effect of the beneficial conversion feature in connection with such accrued interest utilizing the fair market value of the Common Stock at the date of issuance. Assuming the Notes are held to maturity and relying on the assumptions set forth in this Supplemental Proxy Statement and utilizing the fair market value of the Common Stock of $3.875 on February 29, 2000, the Company would record approximately $2,716,00 of additional interest expense over the life of the Notes.

Debt Discount Associated with the Bridge Warrants and Warrants

         In connection with the issuance of the Bridge Warrants, the Company will record approximately $3,147,000 of debt discount associated with the 1 million $3 Warrants, the 200,000 Second Bridge Warrants, and the 1.5 million $4.00 Warrants (assuming the Company has appointed a new Chief Executive Officer by the Closing of the Investment and the Purchasers have elected to exchange the $3 Warrants for the Replacement Warrants). Such discount will be fully amortized as a charge to interest expense on the earlier of April 30, 2000 and the closing of the Investment. In addition, upon the closing of the Investment, the Company will obtain an independent valuation of the 1.5 million $7.00 million Warrants, and record the associated debt discount at the time of issuance of the warrants. Such discount will be amortized as interest expense over the term of the Notes until maturity or conversion of the Notes. Utilizing an independent valuation performed as of March 8, 2000 for pro forma purposes, the Company would record approximately $3,816,000 of debt discount.

CHANGES TO PROPOSAL NO. 2:  APPROVAL OF THE CHARTER AMENDMENT

Current Capitalization

         The capitalization table set forth in the section of the Initial Proxy Statement titled "Proposal No. 2: Approval of the Charter Amendment" as revised in its entirety as set herein. The capitalization figures set forth below are as of February 29, 2000.

                                                                                             COMMON STOCK
                                                                                             ------------
Shares issued and outstanding                                                                  14,150,259
Shares reserved for issuance upon the exercise of outstanding warrants (includes the
Bridge Warrants)                                                                                3,958,244
Shares reserved for issuance under the Incentive Plan and Directors' Plan, which are
either subject to outstanding options or reserved for future grants                               809,750
Shares reserved for issuance upon the conversion of the Convertible Debenture (which will
be redeemed at the request of the Purchasers following the Closing of the Investment)           1,963,860
TOTAL                                                                                          20,882,113

The Company is currently authorized to issue 3 million shares of Preferred Stock, of which, as of February 29, 2000, no shares were issued and outstanding or reserved for issuance.


AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files periodic reports, proxy statements, and other information with the Commission. The reports, proxy statements, and other information filed by the Company with the Commission may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and also are available for inspection at the Commission's Regional Offices at Seven World Trade Center, Suite 1300, New York, New York 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material also may be obtained, at prescribed rates, from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the Company is required to file electronic versions of certain materials with the Commission through the Commission's Electronic Data Gathering, Analysis and Retrieval (EDGAR) system. The Commission maintains a site on the Internet's World Wide Web at http://www.sec.gov that contains reports, proxy statements, and other information regarding registrants that file electronically with the Commission.

         NO PERSON IS AUTHORIZED TO PROVIDE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS WITH RESPECT TO THE MATTERS DESCRIBED IN THIS SUPPLEMENTAL PROXY STATEMENT AND THE INITIAL PROXY STATEMENT OTHER THAN THOSE CONTAINED HEREIN AND THEREIN OR IN THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN AND THEREIN. ANY INFORMATION OR REPRESENTATIONS WITH RESPECT TO SUCH MATTERS NOT CONTAINED HEREIN OR THEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY.

STOCKHOLDER INFORMATION

         ANY PERSON FROM WHOM BLUE PROXIES FOR THE MEETING ARE SOLICITED MAY OBTAIN, IF NOT ALREADY RECEIVED, FROM THE COMPANY, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, BY WRITTEN REQUEST ADDRESSED TO BIO-PLEXUS, INC., 129 RESERVOIR ROAD, VERNON, CONNECTICUT 06066, ATTENTION: INVESTOR RELATIONS DEPARTMENT.

FORWARD-LOOKING STATEMENTS

         Certain information contained or incorporated by reference in this Supplemental Proxy and in the Initial Proxy Statement, including statements as to the future financial or operating performance of the Company, may constitute "forward-looking statements," which can be identified by the use of such forward-looking terminology as "believes," "expects," "may," "will," "should," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or discussions of strategies, plans, or proposals that involve risks and uncertainties. The Private Securities Litigation Reform Act of 1995 provides certain "safe harbor" protections for forward-looking statements in order to encourage companies to provide prospective information about their businesses. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts.

         The forward-looking statements set forth or incorporated by reference in this Supplemental Proxy Statement and in the Initial Proxy Statement are based upon various assumptions, many of which are based, in turn, upon further assumptions, including, without limitation, management's examination of historical operating trends, data contained in the Company's records, and other data available from third parties. Although the Company believes that such assumptions were reasonable when made, because such assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond the Company's control, there can be no assurance, and no representation or warranty is made, that management's expectations, beliefs, or projections will result or be achieved or accomplished. In addition to the other factors and matters discussed elsewhere herein and in the documents incorporated by reference herein, factors that, in the view of the Company, could cause actual results to differ materially from those discussed in the forward-looking statements include: (i) changes in economic conditions; (ii) wars; (iii) changes in management or control of the Company; (iv) the inability to obtain new customers or retain existing customers; (v) significant changes in competitive factors affecting the Company;
(vi) governmental/regulatory actions and initiatives, including those affecting investments and environmental/safety requirements; (vii) significant changes from expectations in actual revenues, capital expenditures, and operating expenses and unanticipated project delays, including, without limitation, the ability to meet required levels of Operating Profit (Loss), Product Sales Revenues, and Capital Expenditures; (viii) occurrences affecting the Company's ability to obtain funds from operations, debt or equity to finance needed capital expenditures, and other investments; (ix) changes in foreign trade and monetary policies, laws and regulations related to foreign operations, political governmental changes, inflation and exchange rates, taxes, and operating conditions; (x) significant changes in tax rates or policies or in rates of inflation or interest; (xi) significant changes in the Company's relationship with its employees and the potential adverse effects if labor disputes or grievances were to occur; (xii) changes in accounting principles and/or the application of such principles by the Company; (xiii) the difficulties of predicting synergies from the integration of businesses following a change of control; and (xiv) natural disasters and other occurrences beyond the control of the Company.

         Neither the Company nor any of its agents, employees, or advisors intends or has any duty or obligation to supplement, amend, update, or revise any of the forward-looking statements contained or incorporated by reference in this Supplemental Proxy Statement or in the Initial Proxy Statement. The Company's independent auditors have not examined or compiled such statements or applied any procedures with respect to such statements. Accordingly, such auditors have not expressed any opinion or other form of assurance with respect to such statements.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents, which have been filed by the Company (File No. 000-1412) with the Commission under the Exchange Act, are incorporated herein by reference and delivered with this Supplemental Proxy Statement:

(i) The Company's Definitive Proxy Statement on Schedule 14A filed with the Commission on January 31, 2000, as supplemented by the Company's Definitive Additional Proxy Statement on Schedule 14A filed with the Commission on February 24, 2000.

(ii) The Company's Current Report on Form 8-K filed with the Commission on February 24, 2000.

(iii) The Company's Annual Report on Form 10-K for the year ended December 31, 1998 filed with the Commission on March 31, 1999, as amended by the Company's Annual Report on Form 10-K/A for the year ended December 31, 1998 filed with the Commission on August 24, 1999.

(iv) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 filed with the Commission on May 13, 1999, as amended by the Company's Quarterly Report on Form 10-Q/A for the quarter ended March 31, 1999 filed with the Commission on August 24, 1999.

(v) The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 filed with the Commission on August 16, 1999.

(vi) The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 filed with the Commission on November 15, 1999.

(vii) The Company's Current Report of Form 8-K filed with the Commission on April 30, 1999.

OTHER MATTERS

         Management knows of no matters to be brought before the Special Meeting other than those referred to herein. If any other business should properly come before the Special Meeting, the persons named in the Blue Proxy Card will vote in accordance with their best judgment.


                                              Nancy S. Lautenbach
                                              Secretary
March __, 2000

                                                                 EXHIBIT A

                       CONVERTIBLE NOTE PURCHASE AGREEMENT

                                      AMONG

                                BIO-PLEXUS, INC.,

                                 THE PURCHASERS
                           LISTED ON EXHIBIT A HERETO
                                       AND

                           APPALOOSA MANAGEMENT L.P.,
                               as Collateral Agent




                           Dated as of _________, 2000

1. Issuance and Sale of Notes, Common Stock and $7 Warrants......................................................1
              1.1       Definitions..............................................................................1
              1.2       Issuance, Purchase and Sale..............................................................1
              1.3       Closing..................................................................................1
              1.4       Deliveries by the Company................................................................2
              1.5       Deliveries by the Purchasers.............................................................3
2. Representations and Warranties of the Company.................................................................3
              2.1       Organization; Subsidiaries...............................................................3
              2.2       Due Authorization........................................................................3
              2.3       Capitalization...........................................................................4
              2.4       SEC Reports Correspondence...............................................................5
              2.5       Financial Statements.....................................................................5
              2.6       Litigation...............................................................................5
              2.7       Title to Properties; Insurance...........................................................5
              2.8       Consents, etc............................................................................6
              2.9       No Material Adverse Change...............................................................6
              2.10      Taxes....................................................................................6
              2.11      Compliance with ERISA....................................................................7
              2.12      Labor Relations..........................................................................7
              2.13      Intellectual Property Rights.............................................................7
              2.14      Possession of Franchises, Licenses, Etc..................................................8
              2.15      Compliance with Laws.....................................................................8
              2.16      Conflicting Agreements and Certificate of Incorporation Provisions.......................8
              2.17      Suppliers................................................................................9
              2.18      Products.................................................................................9
              2.19      Offering of the Securities...............................................................9
              2.20      Existing Indebtedness; Future Liens......................................................9
              2.21      Environmental Matters...................................................................10
              2.22      Solvency................................................................................10
              2.23      Security Documents......................................................................10
              2.24      Brokers or Finders......................................................................10
              2.25      Holding Company Act and Investment Company Act..........................................10
              2.26      Related Party Transactions..............................................................10
              2.27      Year 2000...............................................................................10
              2.28      Disclosure..............................................................................11
3. Representations and Warranties of the Purchasers.............................................................11
              3.1       Organization and Qualification..........................................................11
              3.2       Due Authorization.......................................................................11
              3.3       Acquisition for Investment..............................................................11
              3.4       Offering of Securities..................................................................12
              3.5       Accredited Investor.....................................................................12
4. Registration, Exchange and Transfer of Notes.................................................................12
              4.1       The Note Register; Persons Deemed Owners................................................12
              4.2       Issuance of New Notes Upon Exchange or Transfer.........................................12

5. Payment of Notes..............................................................................12
   5.1   Home Office Payment.....................................................................12
   5.2   Limitation on Interest..................................................................12
   5.3   Payment of Principal & Interest.........................................................13
6. Covenants of the Company......................................................................13
   6.1   Maintenance of Office or Agency.........................................................13
   6.2   Money for Security Payments to be Held in Trust.........................................14
   6.3   Existence...............................................................................14
   6.4   Maintenance of Properties...............................................................14
   6.5   Payment of Taxes and Other Claims.......................................................14
   6.6   Limitation on Indebtedness..............................................................14
   6.7   Limitation on Encumbrances..............................................................14
   6.8   Limitation on Related Party Transactions................................................15
   6.9   Limitation on Dividends; Stock Issuances................................................15
   6.10  Subsidiary Guarantees...................................................................15
   6.11  Additional Offerings of Securities......................................................15
   6.12  Pledges of Intercompany Notes...........................................................16
   6.13  No Speculative Transactions.............................................................16
   6.14  Restricted Investments..................................................................16
   6.15  Financial Covenants.....................................................................16
   6.16  Sale-and-Leaseback Transactions.........................................................16
   6.17  Line of Business........................................................................16
   6.18  Sale of Assets..........................................................................16
   6.19  Indenture Relating to the Notes.........................................................17
   6.20  Financial Statements and Information....................................................18
   6.21  Inspection..............................................................................19
   6.22  Compliance with Laws....................................................................19
   6.23  Supplemental Disclosure.................................................................19
   6.24  Proceeds................................................................................19
   6.25  Insurance; Damage to or Destruction of Collateral.......................................19
   6.26  Rights of Required Holders to Designate Directors; Board Composition....................20
   6.27  Executive Officers......................................................................21
   6.28  Board and Committee Notice Requirement..................................................21
   6.29  Reimbursement of Certain Expenses.......................................................21
   6.30  Limitation of Agreements................................................................21
   6.31  Redemption of Convertible Debentures....................................................21
   6.32  Preparation of Quarterly Budgets........................................................21
   6.33. Operations in Accordance with the Business Plan.........................................22
   6.34. Operational Covenants...................................................................22
7. Events of Default and Remedies............................................................... 22
    7.1. Events of Default and Remedies..........................................................22
    7.2. Default Rate............................................................................24
    7.3. Acceleration of Maturity................................................................24
    7.4. Other Remedies..........................................................................25
    7.5. Conduct No Waiver; Collection Expenses..................................................25
    7.6. Annulment of Acceleration...............................................................25
    7.7. Remedies Cumulative.....................................................................25


8.    Redemption..............................................................................................25
              8.1.    Optional Redemption.....................................................................25
              8.2.    Partial Redemption......................................................................25
              8.3.    Change of Control.......................................................................25
              8.4.    Redemption Procedures...................................................................25
9.    Conversion..............................................................................................26
              9.1.    Holder's Option to Convert into Common Stock............................................26
              9.2.    Exercise of Conversion Privilege........................................................26
              9.3.    Fractions of Shares; Interest...........................................................27
              9.4.    Reservation of Stock; Listing...........................................................27
              9.5.    Rights..................................................................................27
              9.6.    Adjustment of Conversion Ratio..........................................................27
              9.7.    Merger or Consolidation.................................................................30
              9.8.    Notice of Certain Corporate Actions.....................................................30
              9.9.    Reports as to Adjustments...............................................................31
10.   The Collateral Agent....................................................................................31
              10.1.   Appointment.............................................................................31
              10.2.   Delegation of Duties....................................................................31
              10.3.   Exculpatory Provisions..................................................................31
              10.4.   Reliance by the Collateral Agent........................................................31
              10.5.   Notice of Default.......................................................................32
              10.6.   Non-Reliance on Collateral Agent and Other Purchasers...................................32
              10.7.   Indemnification.........................................................................33
              10.8.   Collateral Agent in its Individual Capacity.............................................33
              10.9.   Successor Collateral Agent..............................................................33
11.   Interpretation..........................................................................................33
              11.1.   Definitions.............................................................................33
              11.2.   Accounting Principles...................................................................45
12.   Miscellaneous...........................................................................................45
              12.1.   Payments; Indemnity.....................................................................45
              12.2.   Severability............................................................................46
              12.3.   Specific Enforcement....................................................................47
              12.4.   Entire Agreement........................................................................47
              12.5.   Counterparts............................................................................47
              12.6.   Notices and other Communications........................................................47
              12.7.   Amendments..............................................................................48
              12.8.   Successors and Assigns..................................................................48
              12.9.   Expenses................................................................................48
              12.10.  Survival................................................................................48
              12.11.  Transfer of Notes and Common Stock......................................................48
              12.12.  GOVERNING LAW...........................................................................49
              12.13.  Submission to Jurisdiction..............................................................49
              12.14.  Service of Process......................................................................49
              12.15.  WAIVER OF JURY TRIAL....................................................................49
              12.16.  Public Announcements....................................................................49
              12.17.  Further Assurances......................................................................50
              12.18.  Substitution of Purchaser...............................................................50
              12.19.  Signatures..............................................................................50

                  THIS CONVERTIBLE NOTE PURCHASE AGREEMENT, dated as of _________, 2000 (this "Agreement"), is made among BIO-PLEXUS, INC., a Connecticut corporation (the "Company"), the purchasers listed on Exhibit A (each such party, a "Purchaser" and, collectively, the "Purchasers"), and APPALOOSA MANAGEMENT L.P., as Collateral Agent (the "Collateral Agent").

                  WHEREAS, the Company has previously issued to Appaloosa Investment Limited Partnership I 7.5% Secured Note, 15% Secured Note and Second 15% Secured Note (collectively, the "Bridge Notes");

                  WHEREAS, the Bridge Notes provide that, subject to the terms and conditions specified therein, the parties thereto will enter into this Agreement;

                  WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, the Purchasers wish to purchase from the Company, and the Company wishes to issue and sell to the Purchasers, (i) Zero Coupon Secured Convertible Notes due ______, 2005 (the "Notes") in the form attached hereto as
Exhibit 1.4i with an original issue price of $[ ], (the "Issue Price") (ii) an aggregate of 250,000 shares (the "Shares") of Common Stock, no par value, of the Company (the "Common Stock") and (iii) warrants to purchase 1,500,000 shares of Common Stock with an exercise price of $7 per share in the form attached as
Exhibit 1.4ii (the "$7 Warrants");

                  WHEREAS, the Notes shall be convertible (under the circumstances described herein) into shares of Common Stock; and

                  WHEREAS, the Purchasers and the Company desire to provide for such purchase and sale and to establish various rights and obligations in connection therewith.

                  NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties and agreements herein set forth, the parties hereto agree as follows:

         1. Issuance and Sale of Notes, Common Stock and $7 Warrants.

                  1.1. Definitions. Certain capitalized terms used in the Agreement are defined in Section 11.1 hereof; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

                  1.2. Issuance, Purchase and Sale. (a) Upon the terms and subject to the conditions set forth herein, the Company is issuing and selling to the Purchasers, and the Purchasers are purchasing from the Company, the Notes, the Shares and the $7 Warrants for an aggregate cash purchase price of [$________] (the "Purchase Price"). The Notes shall be in the form of Exhibit 1.2.

                  (b) The parties agree that the fair market value of the Notes is $_____, the fair market value of the Shares is $______ and the fair market value of the $7 Warrants is $_______ . Each party agrees to file all Tax Returns consistent with such allocation and to take no position inconsistent with such allocation, unless required by Law.

                  1.3. Closing. The closing of the transactions contemplated hereby (the "Closing") will take place simultaneously with the execution hereof at the offices of Fried, Frank, Harris, Shriver & Jacobson, New York, New York.

                  1.4. Deliveries by the Company. At the Closing, the Company is delivering to each Purchaser (and to such other parties as otherwise set forth below) the following:

                           (i) duly executed Notes in the principal amount set
                  forth opposite such Purchaser's name on Exhibit 1.4i;

                           (ii) duly executed $7 Warrants in the number set
                  forth opposite such Purchaser's name on Exhibit 1.4ii;

                           (iii) duly executed $3 Warrants in the number set
                  forth opposite such Purchaser's name on Exhibit 1.4iii;

                           (iv) an opinion of the Company's counsel, dated as
                  of the date hereof, addressed to such Purchaser in the form of
                  Exhibit 1.4iv;

                           (v) an Officers' Certificate, dated as of the date
                  hereof, certifying that (A) the representations and warranties contained in Section 2 hereof are true and correct and (B) the transactions contemplated hereby and in the Transaction Documents have been approved and adopted by the requisite vote of the stockholders of the Company in accordance with applicable Law, the applicable rules of NASDAQ and the Company's Certificate of Incorporation and By-Laws at a properly called special meeting of the stockholders of the Company;

                           (vi) a good standing certificate for the Company,
                  dated no earlier than seven days prior to the date hereof, from the Secretary of State of the State of Connecticut;

                           (vii) a copy of the resolutions of the Board of
                  Directors adopting the execution of each of the Transaction Documents and the performance of the transactions contemplated by the Transaction Documents, which resolutions shall be certified as true, correct and effective as of the date hereof by an officer of the Company;

                           (viii) duly executed copies of the Security Agreement
                  [and the Intercreditor Agreement] in the forms attached hereto as Exhibits 1.4viiiA and 1.4viiiB, and copies of any other Collateral Documentation including Financing Statements required to perfect the Holders' security interest in the Collateral;

                           (ix) a duly executed copy of the Registration Rights
                  Agreement attached as Exhibit 1.4viii;

                           (x) an opinion from an independent valuation
                  consultant or appraiser reasonably satisfactory to the Purchasers in form and substance reasonably satisfactory to the Purchasers supporting the conclusions that, after giving effect to the transactions contemplated by the Transaction Documents, the Company will not be insolvent by the incurrence of Indebtedness incurred in connection therewith, or be left with unreasonably small capital with which to engage in its business, or have incurred debts beyond its ability to pay such debts as they mature;

                           (xi) a copy of the Company's employment agreement
                  with Carl Sahi, which employment agreement shall be in form and substance reasonably satisfactory to the Purchasers and which shall be certified as true, correct and effective as of the date hereof by an officer of the Company;

                           (xii) copies of all of the Company's directors and
                  officers liability insurance policies, which insurance policies shall be in form and substance reasonably satisfactory to the Purchasers and which shall be certified as true, correct and effective as of the date hereof by an officer of the Company;

                           (xiii) reimbursement of the Purchasers' costs and
                  expenses (including the reasonable fees and expenses of their counsel, Fried, Frank, Harris, Shriver & Jacobson) incurred in connection with the transactions contemplated by the Transaction Documents to be paid as set forth in Section 1.5; and

                           (xiv) evidence of repayment in full of the principal
                  amount of each of the Bridge Notes, plus accrued and unpaid interest due and payable thereon; and

                           (xv) such other instruments and documents as
                  reasonably requested by each Purchaser.

                  1.5. Deliveries by the Purchasers. At the Closing, each Purchaser is delivering to the Restricted Account or to such other parties as otherwise set forth below the amount set forth opposite such Purchaser's name in
Exhibit 1.5, such amount being equal to the pro-rata portion of the Purchase Price allocable to such Purchaser for the Notes, the Shares and the $7 Warrants being purchased by such Purchaser as set forth opposite such Purchaser's name in
Exhibit 1.5, less its costs and expenses (including the fees and expenses of its counsel, Fried, Frank, Harris, Shriver & Jacobson, which amounts shall be wire transferred by the Collateral Agent, on behalf of the Company, in immediately available funds to one or more accounts designated by such parties on or prior to the date hereof).

         2. Representations and Warranties of the Company.

                  The Company represents and warrants to each Holder as follows:

                  2.1. Organization; Subsidiaries. (a) The Company is a corporation duly organized and existing in good standing under the laws of the State of Connecticut and has the corporate power to own its property and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary and where the failure to so qualify could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (b) The Company does not have any Subsidiaries. Except as set forth on Schedule 2.1(b), the Company does not own, directly or indirectly, or have the right or obligation to acquire, any interest in any business association or other Person.

                  2.2. Due Authorization. (a) The Company has all right, power and authority to enter into, deliver and perform the Transaction Documents and to consummate the transactions contemplated thereby. The execution and delivery of each Transaction Document by the Company and the performance by it of the transactions contemplated thereby (including, without limitation, the issuance and sale of the Notes, the Shares, the $7 Warrants, the $3 Warrants and issuance of shares of Common Stock upon conversion of the Notes and the exercise of the $7 Warrants and the $3 Warrants) and compliance by the Company with all the provisions of each Transaction Document (as applicable) have been duly authorized by all requisite corporate proceedings on the part of the Company (including, without limitation, approval by the requisite vote of holders of the outstanding Common Stock). Each of the Transaction Documents has been duly executed and delivered on behalf of the Company, and each such Transaction Document constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except to the extent that such enforceability (i) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally or (ii) is subject to general principles of equity. The Shares and shares of Common Stock issuable upon conversion of the Notes and exercise of the $7 Warrants and the $3 Warrants have been validly reserved for issuance and, upon issuance, will be validly issued and outstanding, fully paid and nonassessable.

                  (b) The Board of Directors has taken all necessary action so that no "fair price," "moratorium," "control share acquisition," "interested holder" or other similar anti-takeover statute or regulation (including, without limitation, Sections 33-840 through 33-845 of the Connecticut Business Corporation Act) or any applicable anti-takeover provision in the Company's Certificate of Incorporation or By-Laws prohibits the transactions contemplated by this Agreement. To the knowledge of the Company, no other state takeover statute is applicable to the transactions contemplated by this Agreement.

                  2.3. Capitalization. The authorized capital stock of the Company consists of (i) 25,000,000 shares of Common Stock, of which, as of the date hereof, shares were issued and outstanding, shares were reserved for issuance upon the exercise of outstanding stock options pursuant to the Company's option plans, shares were reserved for issuance upon the exercise of the outstanding warrants, and shares were reserved for issuance upon the conversion of the Company's 6% Convertible Debentures due 2004 (the "Convertible Debentures") and (ii) 3,000,000 shares of Preferred Stock, no par value (the "Preferred Stock"), of which, as of the date hereof, no shares were issued and outstanding. All of the outstanding shares of Common Stock are validly issued and are fully paid and nonassessable. No class of Capital Stock of the Company is entitled to preemptive rights. Except as set forth on Schedule 2.3, there are no outstanding options, warrants, subscription rights, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of any class of Capital Stock of the Company, or Contracts, by which the Company is or may become bound to issue additional shares of its Capital Stock or options, warrants or other rights to purchase or acquire any shares of its Capital Stock. Except as set forth on Schedule 2.3, no warrants, bonds, debentures, notes or other Indebtedness or other security having the right to vote (or convertible into or exercisable for securities having the right to vote) on any matters on which stockholders of the Company may vote were issued or outstanding. Except as set forth on Schedule 2.3 or as contemplated by the Transaction Documents, the Company is not a party to, and, to the Company's best knowledge, there is, and immediately after the Closing, there will be, no agreement, restriction or encumbrance (such as a preemptive or similar right of first refusal, right of first offer, proxy, voting agreement, voting trust, registration rights agreement, shareholders' agreement, etc., whether or not the Company is a party thereto) with respect to the purchase, sale or voting of any shares of Capital Stock of the Company (whether outstanding or issuable upon conversion, exchange or exercise of outstanding securities) or other securities of the Company pursuant to any provision of Law, the Certificate of Incorporation or By-Laws, any agreement or otherwise. Except as set forth on
Schedule 2.3 or as contemplated by the Transaction Documents, no Person has the right to nominate or elect one or more directors of the Company. Immediately following the transactions contemplated hereby, the Company's capitalization will be as set forth in Schedule 2.3. The Company has not declared or paid any dividend or made any other distribution of cash, stock or other property to its stockholders since January 1, 1996.

                  2.4. SEC Reports Correspondence. The Company has filed all proxy statements, reports and other documents required to be filed by it under the Exchange Act from and after January 1, 1995, and the Company has furnished each Purchaser true and complete copies of all annual reports, quarterly reports, proxy statements and other reports under the Exchange Act filed by the Company from and after such date, each as filed with the SEC (collectively, the "SEC Reports"). Each SEC Report was in compliance in all material respects with the requirements of its respective report form and did not on the date of filing contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and as of the date hereof there is no fact or facts not disclosed in the SEC Reports that relate specifically to the Company and that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has made available for inspection by each Purchaser copies of all correspondence between the Company and the SEC from and after January 1, 1995.

                  2.5. Financial Statements. The financial statements (including any related schedules and/or notes) included in the SEC Reports have been prepared in accordance with GAAP consistently followed (except as indicated in the notes thereto) throughout the periods involved and fairly present the consolidated financial condition, results of operations, cash flows and changes in stockholders' equity of the Company as of the respective dates thereof and for the respective periods then ended (in each case subject, as to interim statements, to changes resulting from year-end adjustments, none of which was material in amount or effect). Except as set forth on Schedule 2.5, the Company is not subject to any Liabilities, except (i) Liabilities in the respective amounts reflected or reserved against in the Company's balance sheet as of December 31, 1998 included in the SEC Reports or (ii) Liabilities incurred in the ordinary course of business since December 31, 1998 which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  2.6. Litigation. (a) Except as set forth on Schedule 2.6, there is no Litigation pending or, to the knowledge of the Company, threatened against the Company or any of its properties or assets by or before any court, arbitrator or other Governmental Entity.

                  (b) The Company is not in default under or in breach of any Order of any court, arbitrator or other Governmental Entity, and the Company is not subject to or a party to any Order of any court, arbitrator or other Governmental Entity arising out of any claim, demand, notice, action, suit or proceeding under any Law.

                  2.7. Title to Properties; Insurance. (a) Except as set forth on Schedule 2.7(a), the Company has good and valid title to, or, in the case of property leased by it as lessee, a valid and subsisting leasehold interest in, its properties and assets, free of all Liens.

                  (b) Schedule 2.7(b) sets forth a complete and correct list of all insurance coverage carried by the Company, the carrier and the terms and amount of coverage. All of the material assets of the Company and all aspects of the Company's business that are of insurable character are covered by insurance with insurers against risks of liability, casualty and fire and other losses and liabilities customarily obtained to cover comparable businesses and assets in amounts, scope and coverage that are consistent with prudent industry practice. The Company is not in default with respect to its obligations under any such insurance policy maintained by it. All such policies and other instruments are in full force and effect and no premiums with respect thereto are past due and owed. The Company has not failed to give any notice or present any material claim under any such insurance policy in due and timely fashion or as required by any of such insurance policies. The Company has not otherwise, through any act, omission or non-disclosure, jeopardized or impaired full recovery of any claim under such policies, and there are no claims by the Company under any of such policies to which any insurance company is denying liability or defending under a reservation of rights or similar clause. The Company has not received notice of any pending or threatened termination of any of such policies or any premium increases for the current policy period with respect to any of such policies and the consummation of the transactions contemplated by the Transaction Documents will not result in any such termination or premium increase.

                  2.8. Consents, etc. Except as set forth on Schedule 2.8, the Company is not required to obtain any consent, approval or authorization of, or to make any registration declaration or filing with, any Governmental Entity or third party as a condition to or in connection with the valid execution and delivery of any of the Transaction Documents (including, without limitation, the issuance and sale of the Notes, the Shares and the $7 Warrants and the $3 Warrants), or the performance by the Company of its obligations in respect of any thereof, except for (i) filings required pursuant to state and federal securities laws to effect any registration of Securities pursuant to this Agreement and the Registration Rights Agreement, (ii) the filing of the Financing Statements [and Mortgages], (iii) filings to be made with the U.S. Patent and Trademark Office or the U.S. Copyright Office to perfect the Holders' first priority security interest in the Intellectual Property constituting Collateral under the Collateral Documentation, (iv) the filing on Form 8-K under the Exchange Act to report the consummation of the transactions contemplated hereby and (v) the approval of the stockholders of the Company, which approval has been previously obtained.

                  2.9. No Material Adverse Change. Since December 31, 1998, no event has occurred or failed to occur that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  2.10. Taxes. Except as set for on Schedule 2.10:

                  (a) The Company (i) has timely filed all Tax Returns (including, but not limited to, those filed on a consolidated, combined or unitary basis) required to have been filed by the Company, all of which Tax Returns are true, correct and complete in all material respects, (ii) has within the time and manner prescribed by Law paid all Taxes required to be paid in respect of the periods covered by such Tax Returns or otherwise due to any Governmental Entity, (iii) has established and maintained on its books and records, accruals and reserves that are adequate for the payment of all Taxes not yet due and payable and attributable to any period preceding the date hereof, and (iv) has not received notice of any deficiencies for any Tax from any Governmental Entity against the Company, which deficiency has not been satisfied. The Company is not the subject of any currently ongoing audit or judicial or administrative proceeding relating to Taxes, nor is any such audit pending or, to the Company's knowledge, threatened. With respect to any taxable period ended prior to December 31, 1994, all Tax Returns of the Company have been audited by the Internal Revenue Service or are closed by the applicable statute of limitations. The accruals and reserves for Taxes on the Company's balance sheet as of December 31, 1998 included in the SEC Reports are complete and adequate in all respects to cover any and all Liabilities of the Company for Taxes through such date. There are no Liens with respect to Taxes upon any of the properties or assets, real or personal, tangible or intangible, of the Company (other than Liens for Taxes not yet due). No claim has been made or threatened by any Governmental Entity in a jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to taxation by such jurisdiction. The Company has not filed an election under Section 341(f) of the Code to be treated as a consenting corporation. The Company is not or has not been a party to any Tax sharing agreement.

                  (b) The Company has duly withheld or collected all Taxes required by Law to have been withheld or collected (including Taxes required by Law to be withheld or collected in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party) and any such amounts required to be remitted to a Governmental Entity have been timely remitted.

                  2.11. Compliance with ERISA. Schedule 2.11 sets forth a complete and correct list of all (i) Benefit Plans, (ii) Employee Agreements, including (in the case of each of (i) and (ii)) all amendments thereto, and trust or funding agreements with respect thereto (excluding any grantor trusts established to hold assets subject to the claims of the Company's creditors) and
(iii) summary plan descriptions and communications of any material modifications to any employee or employees relating to any Benefit Plan or Employee Agreement. Each Benefit Plan has been established and operated in accordance with terms thereof and all other applicable Laws, including but not limited to the Code and ERISA, and the Company and each ERISA Affiliate are in compliance with the terms of each Employee Agreement. Neither the Company nor any ERISA Affiliate presently sponsors, maintains, contributes to, or is required to contribute to, nor has the Company nor any ERISA Affiliate ever sponsored, maintained, contributed to, or been required to contribute to, an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA) which is subject to Title IV of ERISA or Section 412 of the Code or a "multiemployer plan" (within the meaning of Section 4001(a)(3) of ERISA). Neither the Company nor any ERISA Affiliate has ever maintained or contributed to or been required to maintain or contribute to any employee welfare benefit plan (within the meaning of Section 3(1) of ERISA) which provides for post-retirement medical, life insurance or other welfare-type benefits, and neither the Company nor any ERISA Affiliate has any Liability for any such post-retirement benefits to any present or former employee.

                  2.12. Labor Relations. Except as set forth in Schedule 2.12, no unfair labor practice complaint or any complaint alleging sexual harassment or sex, age, race or other employment discrimination has been brought during the last three years against the Company before the National Labor Relations Board, the Equal Employment Opportunity Commission or any other Governmental Entity, nor is there any charge, investigation (formal or informal) or complaint pending, or to the knowledge of the Company, threatened, against the Company regarding any labor or employment matter. There have been no governmental audits of the equal employment opportunity practices of the Company and, to the knowledge of the Company, no reasonable basis for any such audit exists. The Company (i) is in compliance with all applicable Laws respecting employment, employment practices, labor, terms and conditions of employment, collective bargaining and wages and hours, and (ii) has withheld all amounts required by Law or by agreement to be withheld from the wages, salaries and other payments to its employees.

                  2.13. Intellectual Property Rights. Schedule 2.13(a) sets forth a complete and correct list of all Intellectual Property of the Company (the "Company Intellectual Property"). Except as set forth on Schedule 2.13(b), the Company owns and possesses all right, title and interest in, or possesses adequate licenses to (without the making of any payment to others or the obligation to grant rights to others in exchange) all the Company Intellectual Property, free and clear of any Liens, licenses or other restrictions. The Company has the right to require the applicant of any Company Intellectual Property which is an application, including but not limited to patent applications, trademark applications, service mark applications, copyright applications, and mask work applications, to transfer ownership to the Company of the application and of the registration once it issues. All registered patents, trademarks, service marks and copyrights listed on Schedule 2.13(a) are valid and subsisting and in full force and effect. The Company Intellectual Property is all the Intellectual Property that is necessary for the ownership, maintenance and operation of the Company's properties and assets, the Company has the right to use all of the Company Intellectual Property in all jurisdictions in which the Company conducts or proposes to conduct its business, and the consummation of the transactions contemplated hereby will not alter or impair any such rights. The Company has no agreements to indemnify any Person for or against any interference, infringement, misappropriation or other conflict with respect to any Company Intellectual Property. Except as set forth in Schedule 2.13(b), no third party has interfered with, infringed upon, misappropriated or otherwise come into conflict with any Company Intellectual Property. The Company has taken all reasonably necessary and desirable action to maintain and protect each item of Company Intellectual Property. The validity, ownership, enforceability, use or legality of the Company Intellectual Property is not being questioned or opposed in any Litigation or Order to which the Company, or any Person who has granted a license of Intellectual Property to the Company, is a party or subject, nor, to the knowledge of the Company, is any such Litigation or Order threatened. The conduct of the Company as currently conducted and as currently proposed to be conducted does not and will not infringe, interfere with, misappropriate or otherwise come into conflict with any Intellectual Property of any other Person, and the Company has not received any charge, complaint, claim, demand or notice alleging any such infringement, interference, misappropriation or conflict (including any claim that the Company must license or refrain from using any Intellectual Property of any other Person). Except as set forth in Schedule 2.13(b), the Company has not granted any licenses of Intellectual Property to any Person.

                  2.14. Possession of Franchises, Licenses, Etc. The Company possesses all franchises, certificates, licenses, permits and other authorizations from Governmental Entities and other rights, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of its properties and assets, except for those the absence of which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and the Company is not in violation of any such franchise, certificates, licenses, permits, authorizations and rights.

                  2.15. Compliance with Laws. The Company is in compliance with all applicable Laws including, without limitation, all rules, regulations and other Laws of the Food and Drug Administration (the "FDA") relating to the design, development, manufacturing, sales and distribution of safety medical products and accessories, except where the failure to comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Order has been issued nor any Law enacted which prevents, nor does any Law prohibit the consummation of the transactions contemplated by any of the Transaction Documents.

                  2.16. Conflicting Agreements and Certificate of Incorporation Provisions. The Company has not entered into any Contract and the Company is not subject to any Certificate of Incorporation or By-Law provision or any Order that in any case could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the execution and delivery of any of the Transaction Documents, the issuance, sale and delivery of the Notes, the Shares, the $7 Warrants or the $3 Warrants, and the fulfillment of or compliance with the terms and provisions hereof or thereof will conflict with or result in a breach of the terms, conditions, or provisions of, or give rise to a right of termination under, or constitute a default under, or result in the creation of any Lien, or result in any violation of, the Certificate of Incorporation or By-Laws or other organizational documents of the Company or any Contract of the Company. The Company has not defaulted under any outstanding indenture or other debt instrument or with respect to the payment of the principal of or interest on any outstanding obligations for borrowed money, and the Company is not in default under any of its Contracts except where such default could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  2.17. Suppliers. Except as set forth on Schedule 2.17, no Major Supplier has during the last twelve months materially increased or, to the knowledge of the Company, threatened to materially increase its prices or materially decreased or limited or, to the knowledge of the Company, threatened to materially decrease or limit its provision of services or supplies to the Company. During the last twelve months, there has been no termination, cancellation or limitation of, or any material change in, the business relationships of the Company with any Major Supplier. To the knowledge of the Company, there will not be any such change in relations with any Major Supplier or the triggering of any right of termination, cancellation or penalty or other payment by or to any Major Supplier in connection with or as a result of the transactions contemplated by the Transaction Documents that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  2.18. Products. Except as set forth on Schedule 2.18, there are no statements, citations or decisions by the FDA or any other Governmental Entity stating that any product manufactured, sold, rented, leased, designed, distributed or marketed at any time by the Company ("Products") is defective or unsafe or fails to meet any standards promulgated by the FDA or such Governmental Entity. Except as set forth on Schedule 2.18, there is no (i) fact relating to any Product that, to the knowledge of the Company, may impose upon the Company a duty to recall or retrofit such Product or a duty to warn customers of a defect in such Product, (ii) latent or overt design, manufacturing or other defect in any Product that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (iii) Liability for warranty claims or returns with respect to any Product that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  2.19. Offering of the Securities. In connection with this offering, neither the Company nor any Person acting on its behalf has offered the Securities or any similar securities of the Company for sale to, solicited any offers to buy the Securities or any similar securities of the Company from or otherwise approached or negotiated with respect to the Company with any Person other than the Purchasers and other "accredited investors" (as defined in Rule 501(a) under the Securities Act). Neither the Company nor any Person acting on its behalf has taken, or, except as contemplated hereby, will take, any action (including, without limitation, any offering of any securities of the Company under circumstances that would require the integration of such offering with the offering of the Securities under the Securities Act) that could reasonably be expected to subject the offering, issuance or sale of the Securities to the registration requirements of Section 5 of the Securities Act or violate the provisions of any securities, "blue sky", or similar law of any applicable jurisdiction.

                  2.20. Existing Indebtedness; Future Liens. (a) Schedule 2.20 sets forth a complete and correct list of all outstanding Indebtedness of the Company as of the date hereof. The Company has not defaulted, and no waiver of default is currently in effect, in the payment of any principal or interest on any such Indebtedness and no event or condition exists with respect to any such Indebtedness that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment. The Company has not received any notice from any Person declaring or threatening to declare any Indebtedness owed by the Company to such Person due and payable prior to the stated maturity of such Indebtedness or before its regularly scheduled dates of payment.

                  (b) The Company has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to any Lien (other than Permitted Liens).

                  2.21. Environmental Matters. The Company has no knowledge of any claim and has not received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its real properties now or formerly owned, leased or operated by it or other assets, alleging any damage to the environment or violation of any Environmental Laws. Except as set forth on Schedule 2.21, (i) the Company has no knowledge of any facts that would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or affecting real properties now or formerly owned, leased or operated by the Company or to other assets or their use, (ii) the Company has not stored any Hazardous Materials on real properties now or formerly owned, leased or operated by it and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws, and (iii) all buildings on all real properties now owned, leased or operated by the Company are in compliance with applicable Environmental Laws.

                  2.22. Solvency. The Company is not, and, after giving effect to the issuance of the Notes and the sale of the Shares, the $7 Warrants and the $3 Warrants and the application of the proceeds therefrom, will not be, insolvent within the meaning of Title 11 of the United States Code or any comparable state law provision.

                  2.23. Security Documents. Upon proper filing of the Financing Statements (or assignments thereof) in the offices of the Secretary of State of the State of Connecticut with respect to the Company (or assignments thereof) and in the locations identified in the Security Agreement, the Liens granted under the Transaction Documents shall constitute a fully perfected security interest in all right, title and interest of the Company in and to the personal property or interests therein secured thereby prior to any other security interests against such property or interests therein.

                  2.24. Brokers or Finders. Except for the fees payable to Pali Capital LLC, no agent, broker, investment banker or other Person is or will be entitled to any broker's fee or any other commission or similar fee from the Company in connection with any of the transactions contemplated by this Agreement.

                  2.25. Holding Company Act and Investment Company Act. The Company is not: (i) a "public utility company" or a "holding company", or an "affiliate" or a "subsidiary company" of a "holding company", or an "affiliate" of such a "subsidiary company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) a "public utility", as defined in the Federal Power Act, as amended, or (iii) an "investment company" or an "affiliated person" thereof or an "affiliated person" of any such "affiliated person", as such terms are defined in the Investment Company Act of 1940, as amended.

                  2.26. Related Party Transactions. (a) Except as set forth on
Schedule 2.26, the Company has not entered into or been a party to any transaction with any Related Party thereof except in the ordinary course of, and pursuant to the reasonable requirements of, such Related Party's business and upon fair and reasonable terms that are at least equivalent to an arm's-length transaction with a Person not a Related Party.

                  (b) Except as set forth on Schedule 2.26, the Company has not entered into any lending or borrowing transaction with any director, officer or employee of the Company.

                  2.27. Year 2000. Except as could not reasonably be expected to result in a Material Adverse Effect, the software, computers and other hardware and systems used by the Company continue to (i) accurately process date information after January 1, 2000, including, but not limited to, accepting date input, providing date output and performing calculations on dates or portions of dates, (ii) function accurately and without interruption after January 1, 2000 without any change in operations associated with the advent of the new century, (iii) respond to two digit year date input in a way that resolves the ambiguity as to century in a disclosed, defined and predetermined manner, and (iv) store and provide output of date information in ways that are unambiguous as to century. The Company has contacted its principal vendors and Major Suppliers and other Persons with whom the Company has material business relationships, and each of such vendors, Major Suppliers and other Persons has notified the Company that its software, computers and other hardware and systems are Year 2000 compliant in all material respects to the extent affecting the Company. The ability of such vendors, Major Suppliers and other Persons to identify and resolve their own Year 2000 issues could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  2.28. Disclosure. None of the Transaction Documents and schedules thereto and certificates furnished to any Purchaser by or on behalf of the Company in connection with the transactions contemplated thereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading. There is no fact or information relating to the Company that could reasonably be expected to be material to the Company that has not been disclosed to the Purchasers.

         3. Representations and Warranties of the Purchasers. Each Purchaser, severally and not jointly, represents and warrants to the Company with respect to such Purchaser as follows:

                  3.1. Organization and Qualification. Such Purchaser is duly organized and existing in good standing under the laws of the state of its formation and has the power to own its respective property and to carry on its respective business as now being conducted. Such Purchaser is duly qualified to do business and in good standing in every jurisdiction in which the nature of the respective business conducted or property owned by it makes such qualification necessary, except where the failure to so qualify would not prevent consummation of the transactions contemplated hereby or reasonably be expected to have a material adverse effect on such Purchaser's ability to perform its obligations hereunder.

                  3.2. Due Authorization. Such Purchaser has all right, power and authority to enter into, deliver and perform the Transaction Documents to which it is a party and to consummate the transactions contemplated thereby. Such Purchaser's execution and delivery of each Transaction Document to which it is a party and the performance by such Purchaser of the transactions contemplated thereby and compliance by such Purchaser with all the provisions of each Transaction Document to which it is a party (as applicable) have been duly authorized by all requisite proceedings on the part of such Purchaser. Each of the Transaction Documents to which it is a party has been duly executed and delivered on behalf of such Purchaser, and each such Transaction Document constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its respective terms, except to the extent that such enforceability (i) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally or (ii) is subject to general principles of equity.

                  3.3. Acquisition for Investment. Such Purchaser is acquiring the Notes, the Shares, the $7 Warrants and the $3 Warrants being purchased by it for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof except in compliance with all applicable securities Laws.

                  3.4. Offering of Securities. Such Purchaser has not been offered the Securities for sale by any means of general solicitation or general advertising including, but not limited to, any advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

                  3.5. Accredited Investor. Such Purchaser is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act.

         4. Registration, Exchange and Transfer of Notes.

                  4.1. The Note Register; Persons Deemed Owners. The Company shall maintain, at its office designated for notices in accordance with Section 12.6, a register for the Notes (the "Note Register"), in which the Company shall record the name and address of the Person in whose name each Note has been issued and the name and address of each transferee and prior owner of each Note. The Company shall deem and treat the Person in whose name a Note is so registered as the Holder and owner thereof for all purposes and shall not be affected by any notice to the contrary, until due presentment of such Note for registration of transfer as provided in this Section 4.

                  4.2. Issuance of New Notes Upon Exchange or Transfer. Upon surrender for exchange or registration of transfer of any Note at the office of the Company designated for notices in accordance with Section 12.6, the Company shall execute and deliver, at its expense, one or more new Notes as requested by the Holder of the surrendered Note, each dated the date so surrendered, but in the same Accreted Value as such surrendered Note, and registered in the name of such Person or Persons as shall be designated in writing by such Holder. Every Note surrendered for registration of transfer shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the Holder of such Note or by his attorney duly authorized in writing. The Company may also condition the issuance of any new Note or Notes to a Person other than the Holder thereof on the payment of a sum sufficient to cover any stamp Tax or other governmental charge imposed in respect of such transfer.

         5.       Payment of Notes.

                  5.1. Home Office Payment. The Company will pay to each Holder or any transferee thereof all sums becoming due on the Notes (including all sums that become due on the Notes at the maturity thereof) (a) prior to the date of execution of an indenture, if any (the "Indenture Date"), at the account/address to be specified by such Holder or transferee for such purpose by notice to the Company, by wire transfer of immediately available funds, or at such other address or by such other method as such Holder or transferee shall have designated by notice to the Company and (b) at any time after the Indenture Date, by wire transfer to the Trustee, as specified in the Indenture. Before selling or otherwise transferring any Note, such Holder or transferee will make a notation thereon of the aggregate amount of all payments, if any, of the Face Amount thereof, theretofore made.

                  5.2. Limitation on Interest. No provision of this Agreement or of the Notes shall require the payment or permit the collection of interest in excess of the maximum rate which is permitted by Law. If any such excess interest is provided for herein or in the Notes, or shall be adjudicated to be so provided for, then the Company shall not be obligated to pay such interest in excess of the maximum rate permitted by Law, and the right to demand payment of any such excess interest is hereby waived, any other provisions in this Agreement or in the Notes to the contrary notwithstanding.

                  5.3. Payment of Principal & Interest. (a) In lieu of paying interest on the Notes on a current basis, the Accreted Value of the Notes shall be due and payable on the Stated Maturity; provided, however, that if any amount payable hereunder is not paid when due (including, without limitation, payment of the Accreted Value under Section 7.2), then in each such case the overdue amount shall bear interest at a rate of 15% per annum, compounded semi-annually, which interest shall accrue from the date such overdue amount was due to the date payment of such amount, including interest thereon, has been made or duly provided for (including any interest accruing during the pendency of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowed as a claim in any such bankruptcy or proceeding). All such interest shall be payable on demand. The accrual of such interest on overdue amounts shall, in the case of any late payment of the Accreted Value or Change of Control Redemption Price, be in lieu of, and not in addition to, the continued accrual of the Accreted Value.

                  (b) The "Accreted Value" of the Notes shall mean, as at any date, an amount equal to the sum of (i) the Issue Price and (ii) the Accreted Amount. The "Accreted Amount" of the Notes as at any date shall mean the amount accrued on the Issue Price of the Notes based upon the accretion rate, in effect from time to time as provided below (the "Accretion Rate"). For purposes of the foregoing, the Accretion Rate, in effect as at any date, shall be determined as follows:

                       (i) from the date hereof up to and including the First Adjustment Date, an amount equal to 15% per annum, compounded semi-annually, computed on the basis of a 360-day year consisting of twelve 30-days months;

                       (ii) from the day following the First Adjustment Date up to and including the Second Adjustment Date, an amount equal to 12% per annum, compounded semi-annually, computed on the basis of a 360-day year consisting of twelve 30-days months;

                       (iii) from the day following the Second Adjustment Date up to and including the Third Adjustment Date, an amount equal to 10% per annum, compounded semi-annually, computed on the basis of a 360-day year consisting of twelve 30-days months; and

                       (iv) from the day following the Third Adjustment Date up to and including the Stated Maturity, an amount equal to 7.5% per annum, compounded semi-annually, computed on the basis of a 360-day year consisting of twelve 30-days months.

         6. Covenants of the Company. The Company covenants that at all times from and after the date hereof:

                  6.1. Maintenance of Office or Agency. The Company shall maintain in Vernon, Connecticut an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes may be served. The Company shall give prompt written notice to the Holders of the location, and any change in the location, of such office or agency. The Company may also from time to time designate one or more other offices or agencies (in or outside Connecticut) where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in Vernon, Connecticut for such purposes. The Company shall give prompt written notice to the Holders of any such designation or rescission and of any change in the location of any such other office or agency.

                  6.2. Money for Security Payments to be Held in Trust. On or before each date on which payments are due on the Notes, the Company shall segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to make such payments when such payments are due, until such sums shall be paid to such Persons or otherwise disposed of as herein provided.

                  6.3. Existence. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, Material rights (charter and statutory) and franchises and the existence, Material rights and franchises of all of its Subsidiaries. Neither the Company nor any of its Subsidiaries shall enter into any transaction of acquisition of, or merger or consolidation or amalgamation with, any other Person (including any Subsidiary or Affiliate of the Company or any of its Subsidiaries), or sell, transfer or otherwise dispose of ("Transfer") all or substantially all of its assets to any Person, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or make any Material change in the present method of conducting business or engage in any type of business other than of same general type now conducted by it. The Company shall not, and shall not permit any of its Subsidiaries to, amend or otherwise modify (i) the Company's Certificate of Incorporation, (ii) the By-Laws or (iii) the charter, by-laws or other organizational documents of any of the Company's Subsidiaries.

                  6.4. Maintenance of Properties. The Company shall cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 6.4 shall prevent the Company from discontinuing the operation or maintenance of any of such property if such discontinuance is, in the reasonable, good faith judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any Material respect to the Holders.

                  6.5. Payment of Taxes and Other Claims. The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all Taxes levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and (ii) all lawful claims for labor, materials and supplies that, if unpaid, might by Law become a Lien upon the property of the Company or any of its Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such Tax amount, applicability or validity of which is being contested in good faith by appropriate proceedings.

                  6.6. Limitation on Indebtedness. Except as forth on Schedule 6.6, the Company shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or directly or indirectly guarantee or in any other manner become directly or indirectly liable for the payment of any Indebtedness (excluding Permitted Indebtedness and Indebtedness that is a Guaranty of an Indebtedness of the Company or any of its Subsidiaries that is otherwise Permitted Indebtedness).

                  6.7. Limitation on Encumbrances. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or otherwise suffer to exist or cause or otherwise suffer to become effective any Lien in or on any right, title or interest to any property (real or personal) that constitutes all or any portion of the Collateral (a "Restricted Encumbrance", which term excludes the Lien created in favor of the Holders) unless such Restricted Encumbrance is a Permitted Lien.

                  6.8. Limitation on Related Party Transactions. (a) The Company shall not, and shall not permit any of its Subsidiaries to, enter into or be a party to any transaction with any Related Parties (other than any of the Holders or their Affiliates) except in the ordinary course of, and pursuant to the reasonable requirements of, such Related Party's business and upon fair and reasonable terms that are at least equivalent to an arm's-length transaction with a Person that is not a Related Party. In addition, if any such transaction or series of related transactions involves payments in excess of $25,000 in the aggregate, the terms of such transactions must be disclosed in advance to each Holder. All such transactions existing as of the date hereof are set forth on
Schedule 6.8.

                  (b) The Company shall not, and shall not permit any of its Subsidiaries to, enter into any lending or borrowing transaction with any director, officer or employee of the Company or any of its Subsidiaries.

                  (c) The Company shall not, and shall not permit any of its Subsidiaries to, (i) enter into or adopt or amend any existing agreement or arrangement relating to severance, (ii) enter into or adopt or amend any existing severance plan, (iii) enter into or adopt or amend any Benefit Plan or

Employee Agreement or (iv) grant any bonus, salary increase, severance or termination pay to, any employee, officer, director or consultant other than in the ordinary course of business consistent with past practice.

                  6.9. Limitation on Dividends; Stock Issuances. The Company shall not offer or issue any shares of Preferred Stock or Common Stock for any purpose whatsoever, except for shares of Common Stock issuable upon (i) exercise of warrants issued to the Purchasers and its affiliates, (ii) the conversion of the Notes and (iii) pursuant to Schedule 6.9. The Company shall not declare any dividends on any shares of its Capital Stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, exchange or other acquisition of any shares of its Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash, securities, property or in obligations of the Company or any of its Subsidiaries.

                  6.10. Subsidiary Guarantees. The Company shall cause its future direct and indirect Subsidiaries organized under the laws of any state of the United States (or the District of Columbia) to jointly and severally guarantee the obligations of the Company under the Notes and this Agreement pursuant to the form of Guarantee and Security Agreement attached as Exhibit
6.10. The Company shall cause its Subsidiaries organized under the laws of any jurisdiction other than any state of the United States or the District of Columbia to jointly and severally guarantee the obligations of the Company under the Notes and this Agreement pursuant to a guarantee agreement.

                  6.11. Additional Offerings of Securities. Prior to seeking financing from any third party consisting of an issuance of Equity Securities (the "Proposed Securities") by the Company on or after the date hereof, the Company shall notify the Holders of a description in reasonable detail of the Proposed Securities, the amount proposed to be issued and the consideration the Company desires to receive therefor (the "Notice"), which Notice shall constitute an offer to the Holders with respect to the Proposed Securities on the terms set forth therein. The Holders and the Company shall, for not less than 20 days after receipt of the Notice (unless the Holders earlier indicate that they have no interest in purchasing the Proposed Securities), discuss the possibility of any of the Holders acquiring the Proposed Securities, after which (if any of the Holders has not agreed to purchase the Proposed Securities on the terms set forth in the Notice or such other terms as are mutually acceptable to the Company and such Holder) the Company shall be permitted to seek and obtain third-party investors to acquire the Proposed Securities, provided that the closing of such acquisition by such third-party investor occurs within 90 days from the date of the Notice and provided, further, that the acquisition of the Proposed Securities by such third-party investor is on terms no more favorable to such third-party investor than those terms set forth in the Notice. No Equity Securities shall be issued by the Company to any Person unless the Company has first offered such Equity Securities to the Holders in accordance with this
Section 6.11. This Section 6.11 shall not apply to the following issuances of securities: (i) pursuant to an approved employee stock option plan, stock purchase plan, or similar employee benefit program or agreement, where the primary purpose is not to raise equity capital for the Company and (ii) the issuance of Equity Securities as consideration in a business combination approved by each member of the Board of Directors.

                  6.12. Pledges of Intercompany Notes. The Company shall, and shall cause each of its Subsidiaries to, promptly pledge all Intercompany Notes (and all security agreements and documents relating thereto) created after the date hereof to the Collateral Agent as Collateral under the Collateral Documentation. To the extent that, on or after the date hereof, the Company makes any cash investment in any of its Subsidiaries (in accordance with Section 6.14) that are organized under the Laws of and doing business in the United States, such investment shall be required to be made in the form of a loan, which shall be evidenced by an Intercompany Note and all such Intercompany Notes shall be pledged by the Company to the Collateral Agent as Collateral under the Collateral Documentation.

                  6.13. No Speculative Transactions. The Company shall not, and shall not permit any of its Subsidiaries to, engage in any transaction involving commodity options, futures contracts or similar transactions.

                  6.14. Restricted Investments. The Company shall not, or permit any of its Subsidiaries to, directly or indirectly, make or cause or permit, (i) any direct or indirect advance to, (ii) any loan or other extension of credit to, (iii) any Guarantee of any Indebtedness of, (iv) any capital contribution to, (v) any purchase or other acquisition of any Equity Interests in, (vi) any purchase or other acquisition of assets (other than in the ordinary course of business) from or (vii) any merger with, any Person, including, without limitation, any of the Company's Subsidiaries in each case other than Permitted Investments.

                  6.15. Financial Covenants. Until the Designation Event and the new Chief Executive Officer and the Collateral Agent agree to a new set of financial covenants, the Company shall maintain the financial covenants specified in Schedule 6.15. From and after the occurrence of the Designation Event, the Company and the Collateral Agent agree to negotiate in good faith to establish a new set of financial covenants.

                  6.16. Sale-and-Leaseback Transactions. The Company shall not, and shall not permit any of its Subsidiaries to, enter into any Sale-and-Leaseback Transaction.

                  6.17. Line of Business. The Company shall not, and shall not permit any of its Subsidiaries to, engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company is engaged on the date of this Agreement.

                  6.18. Sale of Assets. The Company shall not, and shall not permit any of its Subsidiaries to, Transfer any property or assets, unless the property or asset that is the subject of such Transfer constitutes (i) inventory held for sale, (ii) marketable securities available for sale, or (iii) real estate, equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or such Subsidiary or that is obsolete, and, in the case of any Transfer described in clause (i) or (iii), such Transfer is in the ordinary course of business.

                  6.19. Indenture Relating to the Notes. Upon the written request of the Required Holders, the Company, at its expense, shall cause to be prepared, executed and delivered within 30 days after such request an indenture (including a new form of note, any necessary related documentation and, from time to time thereafter, any necessary supplements thereto) (the "Indenture") with respect to the Notes, which Indenture shall contain terms and provisions substantially the same as those set forth in Sections 6, 8, 9 and 13 hereof and such other terms and provisions as are required under the Trust Indenture Act of 1939 and such other items and provisions as are customary in indentures relating to publicly traded senior secured debt securities having a rating comparable to the rating that the Notes would receive if rated by a nationally recognized rating agency. In such event, the Company shall also appoint as trustee under the Indenture a national banking association reasonably acceptable to the Required Holders having its principal offices in New York, New York, and having capital, surplus, and undivided profits of at least $50,000,000. In connection with the execution of the Indenture, the Holders shall exchange all outstanding Notes for new notes in the form contemplated by the Indenture, and upon such exchange such new notes shall be deemed to be "Notes" for purposes hereof.

                  6.20. Financial Statements and Information. The Company shall furnish to each Holder: (a) as soon as practicable and in any event within 45 days after the end of each of the four quarters of each fiscal year and within 90 days of the end of each fiscal year, (i) copies of the quarterly and annual reports and of the other information, documents, and other reports that the Company files or is required to file with the SEC pursuant to the Exchange Act and of any other reports or information that the Company delivers or makes available to any of its security holders, at the time of filing such reports with the SEC or of delivery to the Company's security holders, as the case may be (but in no event later than the time such filing or delivery is required pursuant to the Exchange Act) or (ii) as soon as practicable and in any event within 45 days after the end of each of the four quarters of each fiscal year and within 90 days of the end of each fiscal year, quarterly reports for the four quarters of each fiscal year of the Company and annual reports which the Company would have been required to file under any provision of the Exchange Act if it had a class of securities listed on a national securities exchange or was otherwise required to file such reports under the Exchange Act, within 15 Business Days of when such report would have been filed under Section 13 of the Exchange Act, together with copies of a consolidating balance sheet of the Company and its Subsidiaries as of the end of each such accounting period and of the related consolidating statements of income and cash flow for the portion of the fiscal year then ended, all in reasonable detail and all certified by the principal financial officer of the Company to present fairly the information contained therein in accordance with GAAP (and in the case of annual reports, including financial statements, audited and certified by the Company's independent public accountants as required under the Exchange Act); (b) within 90 days after the end of each fiscal year, a written statement by the Company's independent certified public accountants stating as to the Company and its Subsidiaries whether in connection with their audit examination, any Default or Event of Default has come to their attention; (c)(i) within 45 days after the end of the four quarters of the Company's fiscal year and within 90 days after the end of the Company's fiscal year, an Officers' Certificate setting forth computations in reasonable detail showing, as at the end of such quarter or fiscal year, as the case may be, the Company's compliance with Sections 6.6, 6.7, 6.13, 6.14 and 6.15, and (ii) within 30 days after the end of each fiscal quarter, an Officers' Certificate stating that as of the date of such certificate, based upon such examination or investigation and review of this Agreement, as in the opinion of such signer is necessary to enable the signer to express an informed opinion with respect thereto, to the best knowledge of such signer, the Company has kept, observed, performed and fulfilled each and every covenant contained in this Agreement, and is not in default in the performance or observance of any of the terms, provisions and conditions hereof, and, to the best of such signer's knowledge, no Default or Event of Default exists or has existed during such period or, if a Default or Event of Default shall exist or have existed, specifying all such defaults, and the nature and period of existence thereof, and what action the Company has taken, is taking or proposes to take with respect thereto; (d) promptly after becoming aware of (i) the existence of a Default or Event of Default or any default under any of the Collateral Documentation, (ii) any default or event of default under any Indebtedness of the Company or any of its Subsidiaries, (iii) any Litigation or proceeding affecting the Company or any of its Subsidiaries in which the amount claimed is in excess of $[50,000] or in which injunctive relief is sought which if obtained could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (iv) any change that has or could reasonably be expected to have a Material Adverse Effect, an Officers' Certificate specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto; and (e) such other information, including financial statements and computations, relating to the performance of the provisions of this Agreement and the affairs of the Company and any of its Subsidiaries as each Holder may from time to time reasonably request. The Company shall keep at its principal executive office a true copy of this Agreement (as at the time in effect), and cause the same to be available for inspection at said office, during normal business hours and after reasonable notice to the Company by any Holder.

                  6.21. Inspection. (a) Any Holder shall have the right to visit and inspect any of the properties of the Company or any of its Subsidiaries, to examine the books of account and records of the Company or any of its Subsidiaries, to be provided with copies and extracts therefrom, to discuss the affairs, finances and accounts of the Company or any of its Subsidiaries with, and to be advised as to the same by, its and their officers and employees, and its and their independent public accountants (and the Company authorizes such independent public accountants to discuss the Company's or any of its Subsidiaries' financial matters with such Holder and its representatives, regardless of whether any representative of the Company is present, but provided that an officer of the Company will be afforded a reasonable opportunity to be present at any such discussion), all at such reasonable times and intervals during normal business hours, and upon reasonable prior notice to the Company as such Holder and the Company shall agree and at the expense of the Company (including the costs incurred by such Holder in hiring accountants to conduct an audit). The Company will likewise afford each Holder the opportunity to obtain any information necessary to verify the accuracy of any of the representations and warranties made by the Company hereunder or in any other Transaction Document or compliance by the Company and its Subsidiaries with a covenant made herein or in any other Transaction Document.

                  (b) By receipt of information under this Section 6.21, such Holder agrees that all information (other than such information that is publicly available or any other information that is in such Holder's possession prior to any disclosure under this Section 6.21) provided to it pursuant to this Section
6.21 shall be used by such Holder solely in connection with its investment in the Company and for no other purpose, and such Holder shall treat such information as confidential in accordance with such reasonable internal procedures as it applies generally to information of this kind and shall not disclose such information to any Person, except (i) to any Governmental Entity having jurisdiction over such Holder in the law or ordinary course of business,
(ii) to any other Person pursuant to subpoena or other process, whether legal, administrative or other (and such Holder hereby agrees to provide the Company with prompt notice of any such subpoena or other process), (iii) to such Holder's officers, directors, trustees, employees, partners, legal counsel, financial advisors or auditors or accountants who need access to such information in connection with their duties, (iv) to any transferee or prospective purchaser of a Note or interest therein who agrees to be bound by this paragraph, or (v) to the extent necessary in the enforcement of each Holder's rights hereunder and under the Notes during the continuance of a Default or Event of Default.

                  6.22. Compliance with Laws. The Company shall, and shall cause each of its Subsidiaries to, comply with all Laws, ordinances or governmental rules or regulations to which each of them is subject, and shall obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses. The Company shall timely file all proxy statements, reports and other documents required to be filed by it under the Exchange Act and such statements, reports and other documents shall be in compliance in all Material respects with the requirements of its respective report form and shall not on the date of filing contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  6.23. Supplemental Disclosure. From time to time as may be requested by the Required Holders, the Company shall supplement each Schedule hereto, or any representation herein or in any other Transaction Document, with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Schedule or as an exception to such representation or which is necessary to correct any information in such Schedule or representation which has been rendered inaccurate thereby (and, in the case of any supplements to any Schedule, such Schedule shall be appropriately marked to show changes made therein); provided that no such supplement to any such Schedule or representation shall be or be deemed a waiver of any Default or Event of Default resulting from the matters disclosed therein; provided, further, that if such supplement discloses any Default or Event of Default, the Company shall have 15 days to cure such Default or Event of Default so long as such Default or Event of Default (i) is not caused by the failure to pay amounts due under this Agreement and (ii) the Collateral Manager believes that such Default or Event of Default can be cured within such 15-day period.

                  6.24 Proceeds. The proceeds of the sale of the Notes, the Shares and the $7 Warrants shall be placed in a restricted account (the "Restricted Account"), and the disbursements of proceeds from the Restricted Account shall be made in accordance with the procedures set forth on Schedule
6.24. No part of the proceeds from the sale of the Notes, the Shares and the $7 Warrants hereunder shall be used, directly or indirectly, for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of Regulation U of the Board of Governors of the Federal Reserve System or for any purpose which violates or would be inconsistent with the provisions of Regulation T, U or X of such Board.

                  6.25. Insurance; Damage to or Destruction of Collateral. The Company shall, and shall cause each of its Subsidiaries to, at its sole cost and expense, maintain the policies of insurance described on Schedule 2.7(b) in form and with insurers reasonably acceptable to the Required Holders. If the Company or any of its Subsidiaries at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay all premiums relating thereto, the Collateral Agent may (at the direction of the Required Holders) at any time or times after ten days' written notice to the Company obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto that the Required Holders deem advisable. By doing so, the Collateral Agent and the Holders shall not be deemed to have waived any Default or Event of Default arising from the Company's or any of its Subsidiaries' failure to maintain such insurance or pay any premiums therefor. Neither the Collateral Agent nor the Required Holders shall have any obligation to obtain insurance for the Company or any of its Subsidiaries or to pay any premiums therefor. All sums so disbursed, including reasonable attorneys' fees, court costs and other charges related thereto, shall be payable on demand by the Company to the Collateral Agent and shall be secured by the Collateral.

                  6.26. Rights of Required Holders to Designate Directors; Board Composition. (a) Immediately after the Designation Event, the Company shall expand the size of its Board of Directors from five to seven members and shall at all times thereafter cause two individuals designated by the Holders (any such individual so designated pursuant to this Section 6.26 from time to time, a "Purchaser Designee" and, together, the "Purchaser Designees") to be appointed to the Board of Directors to fill the vacancies created by such expansion, and the Company will take all necessary action to cause a Purchaser Designee to be appointed to (i) each existing and future committee to the Board of Directors (ii) the board of directors or governing body of any future Subsidiary of the Company (a "Subsidiary Board") and (iii) each Committee of such Subsidiary Board. Thereafter, in connection with any annual meeting of stockholders at which the term of a Purchaser Designee is to expire, the Company will take all necessary action to cause such Purchaser Designee to be elected to the Board of Directors. In the event of any vacancy arising by reason of the resignation, death, removal or inability to serve of any Purchaser Designee, the Holders shall be entitled to designate a successor to fill such vacancy for the unexpired term (and, thereafter, such successor shall be deemed a Purchaser Designee for all purposes of this Section 6.26). Beginning on the date hereof, the Company further agrees that the Holders shall be entitled to designate a non-voting observer to attend and participate in (but not to vote at) all meetings of the Board of Directors, each committee of the Board of Directors, each Subsidiary Board and each committee of such Subsidiary Board (the "Non-Voting Observer"); provided, however, that until the Designation Event, the Board of Directors shall have the discretion to exclude the Non-Voting Observer from any of the meetings of the Board of Directors relating to the Company's relationship with any of the Holders or the Collateral Agent. The Non-Voting Observer, if appointed, shall have the same access to information concerning the business and operations of the Company and its Subsidiaries and at the same time as directors of the Company and its Subsidiaries and shall be entitled to participate in discussions and to consult with the Board of Directors and each Subsidiary Board without voting, and the Board of Directors and each Subsidiary Board shall give due consideration to the advice and recommendations of such Non-Voting Observer.

                  (b) Without the prior written consent of the Holders, (i) the Board of Directors shall not consist of more than seven members and (ii) the Executive Committee of the Board of Directors shall not consist of more than four members.

                  (c) Notwithstanding anything to the contrary contained herein, after the Designation Event, so long as (i)(Y) the Holders in the aggregate own at least 5% of the Common Stock (on a fully diluted basis) or (Z) hold at least $10 million in the Issue Price of the Notes, (ii) there has not been any change, event or development or series of changes, events or developments that could or could reasonably be expected to have a Material Adverse Effect, (iii) at least [three] individuals who are members of the Board of Directors as of the date hereof remain members of the Board of Directors,
(iv) there is no material Litigation pending or threatened against the Company and/or any Subsidiary, (v) the Board of Directors or any Subsidiary Board has not failed to address in a timely fashion any concerns raised by the Purchaser Designee(s) regarding the conduct of, or breach of duty by, any officer or director of the Company or any Subsidiary and (vi) the Company maintains officers and directors insurance policies satisfactory to the Collateral Agent in its reasonable discretion, the Holders agree that they shall use their reasonable efforts to appoint and cause one Purchaser Designee to serve on the Board of Directors.

                  6.27. Executive Officers. (a) The Company shall promptly, but in no event later than June 30, 2000, hire a new Chief Executive Officer to replace the existing Chief Executive Officer, whose appointment shall be approved by the Board of Directors and the Holders.

                  (b) Without the approval of the Board of Directors, which approval shall include the affirmative vote of each of the Purchaser Designees, the Company shall not make any change in, or appointment of, key executive officers of the Company, including, without limitation, the Chief Executive Officer, the Chief Financial Officer, Executive Vice President, Chief Operating Officer, General Counsel or similar positions; provided, that if there are no Purchaser Designees at the time of such event, the approval of the Holders will be required.

                  (b) Without the approval of the Board of Directors, which approval shall include the affirmative vote of each of the Purchaser Designees, the Company shall not make any change in, or appointment of, key executive officers of the Company, including, without limitation, the Chief Executive Officer, the Chief Financial Officer, Executive Vice President, Chief Operating Officer, General Counsel or similar positions.

                  6.28. Board and Committee Notice Requirement. In addition to any requirements specified in the By-Laws of the Company, the Company shall notify each Purchaser Designee and the Non-Voting Observer, by telecopy, of (a) every meeting (or action by written consent) of the Board of Directors and (b) every meeting (or action by written consent) of any Subsidiary Board and of any committee of the Board of Directors or Subsidiary Board, at least three days in advance of such meeting (or distribution of written consents), or, if such notice under the circumstances is not practicable, as soon before the meeting (or distribution) as is practicable.

                  6.29. Reimbursement of Certain Expenses. The Company shall, upon request therefor, promptly reimburse each Purchaser Designee and the Non-Voting Observer for all reasonable expenses incurred by them in connection with their attendance at meetings of the Board of Directors, any Subsidiary Board or of committees of any of the foregoing and any other activities undertaken by them in their capacity as directors of the Company or any Subsidiary or observer, as applicable. The foregoing shall be in addition to, and not in lieu of (or in duplication of), any indemnification or reimbursement obligations of the Company under the Certificate of Incorporation of the Company or the By-Laws or by Law. The Non-Voting Observer shall be entitled to indemnification from the Company and its Subsidiaries to the maximum extent permitted by Law as though he or she were a director of the Company or the Subsidiary.

                  6.30. Limitation of Agreements. The Company shall not, and shall not permit any Subsidiaries to, enter into any Contract, or any amendment, modification, extension or supplement to any of its existing Contract or the By-Laws or Certificate of Incorporation of the Company, that prohibits the Company from honoring and observing its obligations under the Transaction Documents.

                  6.31. Redemption of Convertible Debentures. At the request of the Collateral Agent the Company shall cause all of its outstanding Convertible Debentures to be redeemed in accordance with the terms and conditions thereof.

                  6.32. Preparation of Quarterly Budgets. The Company shall furnish to the Collateral Agent as soon as practicable, but in any event no later than 10 days before the end of each of the quarterly periods of each fiscal year of the Company, an operating budget (each, a "Quarterly Budget") approved and adopted by a majority of the Board of Directors (which majority shall include the Purchaser Designees, if any) for the Company and its Subsidiaries, taken as a whole, for the next quarterly period (provided that the Company need not furnish the Collateral Agent with a Quarterly Budget for the quarterly period commencing on April 1, 2000). Each Quarterly Budget shall specify, among other things, the amount of funds needed by the Company and its Subsidiaries in the next quarter to operate the business of the Company and its Subsidiaries (the amount of such funds, the "Quarterly Amount").

                  6.33. Operations in Accordance with the Business Plan. The business and operations of the Company and its Subsidiaries shall be conducted in accordance with the Quarterly Budget and a business plan of the Company approved by the Collateral Agent.

                  6.34. Operational Covenants. The Company shall maintain the covenants specified in Schedule 6.34.

         7. Events of Default and Remedies.

                  7.1. Events of Default and Remedies. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any Order of any court or any Order, rule or regulation of any Governmental Entity) (or, if the giving of notice or lapse of time or both is required, then, prior to such notice or lapse of time, a "Default"):

                           (a) default in the payment of the Accreted Value of or premium, if any, and interest in respect of any Note when it becomes due and payable; or

                           (b) default in the performance of any agreement or covenant in, or provision of, this Agreement, the Notes, or the other documents executed and delivered in connection with this Agreement (including any Transaction Document) and to which the Company or any of its Subsidiaries is a party (other than a covenant or a default in whose performance is elsewhere in this Section specifically dealt with), or any representation or warranty made in any document executed and delivered in connection with this Agreement (including any Transaction Document) was false in any material respect on the date as of which made or deemed made; or

                           (c) the Company or any of its Subsidiaries shall: (A) default in any payment of principal of or interest on any Indebtedness (other than the Notes and any intercompany debt) or in the payment of any Guarantee, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Guarantee was created; or (B) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity, any applicable grace period having expired, or such Guarantee to become payable, any applicable grace period having expired, provided that the aggregate principal amount of all such Indebtedness and Guarantee which would then become due or payable as described in this Section 7.1(c) would equal or exceed $500,000; or

                           (d) a final judgment or judgments for the payment of money are entered by a court or courts of competent jurisdiction against any Company or any of its Subsidiaries and such judgment or judgments remain undischarged for a period (during which execution shall not effectively be stayed) of 60 days, provided that the aggregate of all such judgments that are not covered by insurance under which the Company or a Subsidiary is a beneficiary exceeds $500,000, or the Required Holders shall determine that any Governmental Entity having jurisdiction over the Company or any of its Subsidiaries including, without limitation, the SEC, shall have taken or proposed to take any action that the Required Holders believe could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or that adversely affects the Holders' security interest in the Collateral; or

                           (e) the Company or any of its Subsidiaries (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction,
         (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

                           (f) a court or other Governmental Entity of competent jurisdiction enters an Order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

                           (g) a court or other Governmental Entity of competent jurisdiction enters a final judgment holding any of the documents delivered in connection with this Agreement (including any Transaction Document) to be invalid or unenforceable and such judgment remains unstayed and in effect for a period of 20 consecutive days; or the Company or any of its Subsidiaries shall assert, in any pleading filed in such a court, that any of the documents delivered in connection with this Agreement are invalid or unenforceable; or

                           (h) any provision of any Transaction Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms (or the Company or any of its Subsidiaries [(or the trustee in the case of the Intercreditor Agreement)] shall challenge the enforceability of any Transaction Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Transaction Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms), or any security interest created under any Transaction Document shall cease to be a valid and perfected security interest, or Lien in any of the Collateral purported to be covered thereby; or

                           (i) the Company or any of its Subsidiaries shall default in the payment of any amounts due pursuant to the terms of any document executed and delivered by the Company or such Subsidiary in connection with this Agreement (other than payments elsewhere in this Section specifically dealt with); or

                           (j) there shall exist with respect to any Benefit Plan any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code); (ii) there shall exist with respect to any Benefit Plan that is a "defined benefit plan" (within the meaning of Section 3(35) of ERISA) any "accumulated funding deficiency" (as defined in Section 302 of ERISA or Section 412 of the Code, whether or not waived); (iii) a "reportable event" (within the meaning of Section 4043 of ERISA, but excluding any reportable event with respect to which the 30-day notice requirement of Section 4043 has been waived) shall occur, or judicial or administrative proceedings shall have commenced, with respect to any Benefit Plan that is a "defined benefit plan" (within the meaning of Section 3(35) of ERISA), which reportable event or proceedings is, in the reasonable opinion of the Holders, likely to result in the termination of such Benefit Plan; (iv) there shall exist with respect to any Benefit Plan that is a "multiemployer plan" (within the meaning of Section 4001(a)(3) of ERISA) any "withdrawal liability" (within the meaning of Section 4201 of ERISA); or (v) any Benefit Plan that is a "defined benefit plan" (within the meaning of Section 3(35) of ERISA) shall terminate; and in the case of each of clauses (i) through (v) above, such event or condition could individually or in the aggregate with all other such events or conditions have a Material Adverse Effect.

                  7.3. Acceleration of Maturity. If any Event of Default (other than an Event of Default specified in clause (e), (f), (g) or (h) of Section 7.1) shall have occurred and be continuing, the Required Holders may, by notice to the Company, declare the entire unpaid Accreted Value of, and interest, if any, in respect of the Notes (to the full extent permitted by applicable law) to be immediately due and payable (and such Accreted Value shall be based on the Accreted Value of the Notes to the day prior to such payment date), and upon such declaration all of such amount shall be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived, anything in the Notes or in this Agreement to the contrary notwithstanding; provided that if an Event of Default under clause (e),
(f), (g) or (h) of Section 7.1 shall have occurred, the entire unpaid Accreted Value of each Note (to the full extent permitted by applicable law), shall immediately become due and payable, without any declaration and without presentment, demand, protest or further notice, all of which are hereby waived, anything in the Notes or this Agreement to the contrary notwithstanding.

                  7.4. Other Remedies. If any Event of Default shall have occurred and be continuing, from and including the date of such Event of Default to but not including the date such Event of Default is cured or waived, each Holder may enforce its rights by suit in equity, by action at law, or by any other appropriate proceedings, whether for the specific performance (to the extent permitted by Law) of any covenant or agreement contained in this Agreement or the Notes or in aid of the exercise of any power granted in this Agreement or the Notes, and each Holder may enforce the payment of any Note held by such Holder and any of its other legal or equitable rights.

                  7.5. Conduct No Waiver; Collection Expenses. No course of dealing on the part of any Holder, nor any delay or failure on the part of any Holder to exercise any of its rights, shall operate as a waiver of such right or otherwise prejudice any Holder's rights, powers and remedies. If the Company fails to pay, when due, any payment in respect of any Note, the Company will pay the Holder of such Note, to the extent permitted by Law, on demand, all costs and expenses incurred by such Holder in the collection of any amount due in respect of any Note hereunder, including reasonable legal fees incurred by such Holder in enforcing its rights hereunder.

                  7.6. Annulment of Acceleration. If a declaration is made in accordance with Section 7.2, then and in every such case, the Required Holders may, by an instrument delivered to the Company, annul such declaration and the consequences thereof.

                  7.7. Remedies Cumulative. No right or remedy conferred upon or reserved to each Purchaser or the Collateral Agent or the Holders under this Agreement is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now and hereafter existing under applicable law. Every right and remedy given by this Agreement or by applicable Law to each Holder or the Collateral Agent or the Holders may be exercised from time to time and as often as may be deemed expedient by such Holder or the Collateral Agent or the Holders.

         8. Redemption

                  8.1. Optional Redemption. Subject to each Holder's right of conversion set forth in Section 9, the Company shall have the right, at its sole option and election made in accordance with Section 8.4 and subject to Section 8.4, to redeem the Notes after __________, 2002, in whole or in part, at a redemption price of 145% of the Accreted Value of the Notes to the day prior to the redemption date (the "Optional Redemption Price"); provided, however, that if such redemption date occurs after ___________, 2003, the Optional Redemption Price shall decrease to 110% of the Accreted Value of the Notes on the day prior to the redemption date.

                  8.2. Partial Redemption. If less than all of the Notes at the time outstanding are to be redeemed, the aggregate Accreted Value of the Notes to be redeemed shall be prorated among the outstanding Notes; provided, however, that in the event that the aggregate Accreted Value of the Notes then outstanding is $1,000,000 or less, the Company shall be required to redeem all of such outstanding Notes if it elects to redeem any such Notes.

                  8.3. Change of Control. The Company shall make an offer, in accordance with the procedures set forth in Section 8.4(b), to acquire the Notes for cash at a redemption price of 110% of the

Accreted Value of the Notes on the day prior to the redemption date (the "Change of Control Redemption Price"), in the event of (i) a Change of Control, a merger, consolidation or other combination involving the Company, or (ii) a Change of Control of a Subsidiary of the Company or a group of Subsidiaries of the Company occurs and such Subsidiary or group of Subsidiaries, individually or in the aggregate, together with their consolidated Subsidiaries and all other Subsidiaries previously subject to a Change of Control, if any, represent more than 50% of the revenues or net assets of the Company and its Subsidiaries on a consolidated basis as of the last date of the immediately preceding fiscal quarter of the Company or for the twelve month period then ended.

                  8.4. Redemption Procedures. (a) Notice of any redemption of Notes pursuant to Section 8.1 shall be mailed at least 30 but not more than 60 days prior to the date fixed for redemption to each Holder of a Note to be redeemed, at such Holder's address as it appears in the Note Register. In order to facilitate the redemption of Notes, the Board of Directors may fix a record date for the determination of Notes to be redeemed which shall be a date at least 20 days following the date of the notice.

                  (b) Promptly following a Change of Control (but in no event more than five Business Days thereafter), the Company shall mail to each Holder, at such Holder's address as it appears in the Note Register, notice of such Change of Control, which notice shall set forth such Holder's right to require the Company to redeem any or all Notes held by it. The Company shall thereafter, during a period of 90 days from the date of such notice, redeem any Note, in whole or in part, at the option of the Holder thereof, upon at least five days' written notice to the Company by such Holder specifying (i) the Accreted Value of Notes to be redeemed and (ii) the redemption date.

                  (c) On the date of any redemption being made pursuant to
Section 8.1, 8.2 or 8.3 that is specified in a notice given pursuant to this
Section 8.4, the Company shall wire transfer to such Holder the Optional Redemption Price or the Change of Control Redemption Price, as the case may be, for the Accreted Value of such Holder's Notes and premium, if any, so redeemed.

         9. Conversion.

                  9.1. Holder's Option to Convert into Common Stock. Subject to the provisions for adjustment hereinafter set forth, any Note or any portion of the outstanding Accreted Value of such Note shall be convertible at the option of the Holder thereof at any time after the Closing into fully paid and nonassessable shares of Common Stock at a conversion price, determined as hereinafter provided, in effect at the time of conversion.

                  The number of shares of Common Stock issuable upon conversion of a Note shall be determined by dividing the Accreted Value of such Note or portion thereof surrendered for conversion on the day prior to the conversion date by the Conversion Price. The "Conversion Price" shall initially be $3.00 per share, subject to adjustment as provided in this Section 9.

                  9.2. Exercise of Conversion Privilege. (a) Conversion of the Notes may be effected by any Holder thereof upon the surrender to the Company at the office of the Company designated for notices in accordance with Section 14.6 or at the office of any agent or agents of the Company, as may be designated by the Board of Directors (the "Transfer Agent"), of the Notes to be converted, accompanied by a written notice stating that such Holder elects to convert all or a specified portion of the Accreted Value of such Notes in accordance with the provisions of this Section 9 and specifying the name or names in which such Holder wishes the certificate or certificates for shares of Common Stock to be issued. In case any Holder's notice shall specify a name or names other than that of such Holder, such notice shall be accompanied by payment of all transfer Taxes payable upon the issuance of shares of Common Stock in such name or names. Other than such Taxes, the Company will pay any and all issue and other Taxes (other than Taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Notes pursuant hereto. As promptly as practicable, and in any event within five Business Days after the surrender of such Notes and the receipt of such notice relating thereto and, if applicable, payment of all transfer Taxes (or the demonstration to the satisfaction of the Company that such Taxes have been paid), the Company shall deliver or cause to be delivered (i) a certificate or certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the Holder of the Notes being converted shall be entitled and
(ii) if less than the entire Accreted Value of any Note surrendered is being converted, a new Note in the Accreted Value that remains outstanding upon such partial conversion. Such conversion shall be deemed to have been made at the close of business on the date of giving such notice so that the rights of any Holder thereof as to the Note or Notes (or portion thereof) being converted shall cease except for the right to receive shares of Common Stock in accordance herewith, and the Person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time, so long as such Holder's Notes are delivered to the Company within two Business Days after the date of the giving of notice.

                  (b) For the avoidance of doubt, both the Holders and the Company acknowledge that the Holders' right to convert the Notes into Common Stock remains in effect until any redemption and will not be suspended by any notice of redemption.

                  9.3. Fractions of Shares; Interest. In connection with the conversion of any Note into Common Stock, no fractional shares shall be issued, but in lieu thereof the Company shall pay a cash adjustment in respect of each fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Common Stock on the Trading Day on which any Note is deemed to have been converted. If more than one Note shall be surrendered for conversion by the same Holder at the same time, the number of full shares of Common Stock issuable on conversion thereof shall be computed on the basis of the aggregate Accreted Value of Notes so surrendered, together with cash in lieu of any fractional share of Common Stock.

                  9.4. Reservation of Stock; Listing. (a) The Company shall at all times reserve and keep available for issuance upon the conversion of the Notes, free from any preemptive rights, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of the aggregate Face Amount of the Notes into Common Stock, and shall take all action required to increase the authorized number of shares of Common Stock, if necessary, to permit the conversion of the then Accreted Value of the Notes.

                  (b) If at the time of conversion, the Common Stock is listed on a national securities exchange, or is designated as a "national market system security" on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), the Company shall take all action necessary to cause the shares of Common Stock issuable upon conversion of the Notes to be listed on such exchange, subject to official notice of issuance.

                  9.5. Rights. If the Company shall issue shares of Common Stock upon conversion of any Notes as contemplated by this Section 9, the Company shall issue together with each such share of Common Stock any rights issued to holders of Common Stock, irrespective of whether such rights shall be exercisable at such time, but only if such rights are issued and outstanding and held by other holders of Common Stock at such time and have not expired.

                  9.6. Adjustment of Conversion Ratio. The Conversion Price will be subject to adjustment from time to time as follows:

                           (a) In case the Company shall at any time or from
time to time after the date hereof (A) pay a dividend, or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide the outstanding shares of Common Stock; (C) combine the outstanding shares of Common Stock into a smaller number of shares; or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Company, then, and in each such case, the Conversion Price in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the Holder of any Note thereafter surrendered for conversion into Common Stock shall be entitled to receive the number of shares of Common Stock of the Company that such Holder would have owned or would have been entitled to receive after the happening of any of the events described above, had such Notes been surrendered for conversion immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this clause (a) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective. No adjustment shall be made pursuant to this clause (a) in connection with any transaction to which
Section 9.7 applies.

                           (b) If at any time the Company shall issue shares of
Common Stock (or rights, warrants or other securities convertible into or exchangeable for shares of Common Stock (collectively "Convertible Securities")) at a price per share (or having a conversion price per share) less than the Conversion Price per share of Common Stock as of the date of issuance of such shares (or, in the case of Convertible Securities, less than the Conversion Price as of the date of issuance of the Convertible Securities in respect of which shares of Common Stock were issued), then the Conversion Price shall be adjusted by multiplying (A) the Conversion Price in effect on the day immediately prior to such date by (B) a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding on such date and (2) the number of shares of Common Stock purchasable with the aggregate consideration receivable by the Company for the total number of shares of Common Stock so issued (or into which the rights, warrants or other convertible securities may convert), and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such date and (y) the number of additional shares of Common Stock issued (or into which the Convertible Securities may convert).

                           An adjustment made pursuant to this Section 9.6(b)
shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively to the close of business on the date of such issuance. For purposes of this Section 9.6(b), the aggregate consideration receivable by the Company in connection with the issuance of shares of Common Stock or of Convertible Securities shall be deemed to be equal to the sum of the aggregate offering price (before deduction of underwriting discounts or commissions and expenses payable to third parties) of all such Common Stock and Convertible Securities plus the minimum aggregate amount, if any, payable upon exercise or conversion of any such Convertible Securities. The issuance or reissuance of any shares of Common Stock (whether treasury shares or newly issued shares) pursuant to (i) a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the Conversion Price pursuant to
Section 9.6(a) or (ii) any stock option plan or program of the Company currently in effect involving the grant of options to employees of the Company at the Current Market Price shall not be deemed to constitute an issuance of Common Stock or Convertible Securities by the Company to which this Section 9.6(b) applies. No adjustment shall be made pursuant to this Section 9.6(b) in connection with any transaction to which Section 9.7 applies.

                           (c) In case the Company shall at any time or from
time to time after the date hereof declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or Convertible Securities of the Company or any of its Subsidiaries by way of dividend or spinoff), on its Common Stock, then, and in each such case, the Conversion Price shall be adjusted by multiplying (1) the applicable Conversion Price on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (2) a fraction, the numerator of which shall be the average Current Market Price of the Common Stock for the period of 20 Trading Days preceding such record date, and the denominator of which shall be such average Current Market Price of the Common Stock less the Fair Market Value per share of Common Stock (as determined in good faith by the board of directors of the Company, a certified resolution with respect to which shall be mailed to each Holder) of such dividend or distribution. No adjustment shall be made pursuant to this Section 9.6(c) in connection with any transaction to which Section 9.7 applies.

                           (d) In case a tender or exchange offer made by the
Company or any Affiliate of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such Affiliate of consideration per share of Common Stock having a Fair Market Value at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Current Market Price per share of Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subsection
(d) by a fraction (which shall not be greater than one) of which the numerator shall be the number of shares of Capital Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Current Market Price per share of Common Stock on the Trading Day next succeeding the Expiration Time and of which the denominator shall be the sum of (i) the Fair Market Value of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (ii) the product of the number of shares of Capital Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price per share of Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become retroactively effective immediately prior to the opening of business on the day following the Expiration Time.

                           (e) For purposes of this Section 9.6, the number of
shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Company.

                           (f) The term "dividend," as used in this Section 9.6,
shall mean a dividend or other distribution upon Capital Stock of the Company.

                           (g) Anything in this Section 9.6 to the contrary
notwithstanding, the Company shall not be required to give effect to any adjustment in the Conversion Price unless and until the net effect of one or more adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change of the Conversion Price by at least one one-hundredth of one share of Common Stock, and when the cumulative net effect of more than one adjustment so determined shall be to change the Conversion Price by at least one one-hundredth of one share of Common Stock, such change in Conversion Price shall thereupon be given effect.

                           (h) The certificate of any firm of independent public
accountants of recognized national standing selected by the Board of Directors (which may be the firm of independent public accountants regularly employed by the Company) shall be presumptively correct for any computation made under this
Section 9.6.

                           (i) If the Company shall take a record of the holders
of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise of the right of conversion granted by this Section
9.6 or in the Conversion Price then in effect shall be required by reason of the taking of such record.

                  9.7. Merger or Consolidation. In the case of any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or a substantial portion of the Company's assets to another Person or other transaction which is effected in such a manner that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock (each of the foregoing being referred to as a "Transaction"), each Note then outstanding shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which the Accreted Value of such Note was convertible immediately prior to such Transaction. In each such case, the Company shall also make appropriate provisions (in form and substance satisfactory to the Required Holders) to insure that the provisions of this
Section 9.6 shall thereafter be applicable to the Notes (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of the Notes, in each case if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale). The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Company) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form reasonably satisfactory to the Required Holders), the obligation to deliver to each such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to acquire. In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this Section 9 shall be deemed to apply, so far as appropriate and nearly as may be, to such other securities or property.

                  9.8. Notice of Certain Corporate Actions. In case at any time or from time to time the Company shall pay any stock dividend or make any other non-cash distribution to the holders of its

Common Stock, or shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other right, or there shall be any capital reorganization or reclassification of the Common Stock or consolidation or merger of the Company with or into another corporation, or any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of such cases, the Company shall give at least 20 days' prior written notice (the time of mailing of such notice shall be deemed to be the time of giving thereof) to the Holders of the Notes at their addresses as shown in the Note Register as of the date on which (i) a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be, provided that in the case of any Transaction to which Section 9.7 applies the Company shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in such dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

                  9.9. Reports as to Adjustments. Upon any adjustment of the Conversion Price then in effect and any increase or decrease in the number of shares of Common Stock issuable upon the operation of the conversion provisions set forth in this Section 9, then, and in each such case, the Company shall promptly deliver to each Holder and the Transfer Agent of the Notes and Common Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Conversion Price then in effect following such adjustment, and shall set forth in reasonable detail the method of calculation of each and a brief statement of the facts requiring such adjustment. Where appropriate, such notice to any Holder may be given in advance and included as part of the notice required under the provisions of Section 9.8.

         10. The Collateral Agent.

                  10.1. Appointment. Each Purchaser for itself and for future Holders hereby irrevocably designates and appoints Appaloosa Management L.P. as the Collateral Agent under this Agreement, and irrevocably authorizes the Collateral Agent to take such action on such Purchaser's behalf and any future Holder's behalf and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of the Transaction Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Purchaser or future Holder, and no implied covenants, functions, responsibilities, duties, obligations or Liabilities shall be read into this Agreement or any of the Transaction Documents or otherwise exist against the Collateral Agent.

                  10.2. Delegation of Duties. The Collateral Agent may execute any of its duties under the Transaction Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care, except as otherwise provided in Section 10.3.

                  10.3. Exculpatory Provisions. Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact, Affiliates or Subsidiaries shall be (i) liable for any action taken or omitted to be taken by any of them under or in connection with the Transaction Documents, or (ii) responsible in any manner to any of the Purchasers or future Holders for any recitals, statements, representations or warranties made by the Company or any of its Subsidiaries or any officer thereof contained in the Transaction Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, the Transaction Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Transaction Documents or for any failure of the Company or any of its Subsidiaries to perform its obligation thereunder. The Collateral Agent shall not be under any obligation to any Purchaser or future Holder to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any Transaction Document, or to inspect the properties, books or records of the Company or any of its Subsidiaries.

                  10.4. Reliance by the Collateral Agent. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Collateral Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under any Transaction Document unless it shall first receive such advice or concurrence of the Required Holders (or, where unanimous consent of the Holders is expressly required hereunder or thereunder, such Holders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Holders against any and all Liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under any Transaction Document in accordance with a request of the Required Holders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Purchasers and all future Holders of the Notes.

                  10.5. Notice of Default. The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Collateral Agent has received written notice from a Holder or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Collateral Agent receives such a notice, the Collateral Agent shall promptly give notice thereof to all Holders. The Collateral Agent shall take such action with respect to such Default or Event of Default as shall be directed by the Required Holders, provided that (i) the Collateral Agent shall not be required to take any action that exposes the Collateral Agent to any Liability or that is contrary to this Agreement or applicable Law and (ii) unless and until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such default or Event or Default as it shall deem advisable in the best interests of the Holders.

                  10.6. Non-Reliance on Collateral Agent and Other Purchasers. Each Purchaser for itself and all future Holders of the Notes acquired by such Purchaser expressly acknowledges that neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates has made any representation or warranties to it and that no act by the Collateral Agent hereafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by the Collateral Agent to any such Purchaser or Holder. Each Purchaser for itself and all future Holders of the Notes acquired by such Purchaser represents to the Collateral Agent that it has, independently and without reliance upon the Collateral Agent or any other Holder, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operation, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and made its own decision to make its investment hereunder and to enter into this Agreement. Each Purchaser also represents for itself and all future Holders of the Notes acquired by such Purchaser that it will, independently and without reliance upon the Collateral Agent or any other Holder, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Transaction Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Holders by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide any Holder with any credit or other information concerning the business, financial condition, assets, liabilities, net assets, properties, results of operations, value, prospects and other condition or creditworthiness of the Company and its Subsidiaries which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents, attorneys-in-fact, Affiliates or any of its Subsidiaries.

                  10.7. Indemnification. The Purchasers and the future Holders jointly and severally agree to indemnify the Collateral Agent in its capacity as such (to the extent not reimbursed by the Company and its Subsidiaries and without limiting the obligation of the Company and its Subsidiaries to do so), from and against any and all Liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of the Transaction Documents or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Collateral Agent under or in connection with any of the foregoing, provided that no Purchaser or future Holder shall be liable for the payment of any portion of such Liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Collateral Agent's gross negligence or willful misconduct. The agreements contained in this
Section 10.7 shall survive the payment of the Notes and all other amounts payable hereunder.

                  10.8. Collateral Agent in its Individual Capacity. The Collateral Agent and its Affiliates and Subsidiaries may make loans to, accept deposits from and generally engage in any kind of business with the Company and its Subsidiaries as though the Collateral Agent were not the Collateral Agent hereunder. With respect to its loans made or renewed by it or any Note issued to it, the Collateral Agent shall have the same rights and powers, duties and Liabilities under the Transaction Documents as any Holder and may exercise the same as though it were not the Collateral Agent and the terms "Purchaser", "Purchasers", "Holder" and "Holders" shall include the Collateral Agent in its individual capacity.

                  10.9. Successor Collateral Agent. The Collateral Agent may resign as Collateral Agent upon 30 days' notice to the Company (and the Company shall promptly notify the Holders thereof). If the Collateral Agent shall resign as Collateral Agent under the Transaction Documents, then the Required Holders shall appoint a successor agent for the Holders whereupon such successor agent shall succeed to the rights, powers and duties of the Collateral Agent and the term "Collateral Agent" shall mean such successor agent effective upon its appointment, and the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Agreement or any Holders of the Notes. After any retiring Collateral Agent's resignation hereunder as Collateral Agent, the provisions of this
Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under the Transaction Documents.

         11.      Interpretation.

                  11.1.    Definitions.

                  "$3 Warrants" means warrants to purchase 200,000 shares of Common Stock with an exercise price of $3 per share in the form attached hereto as Exhibit 1.4iii.

                  "$7 Warrants" shall have the meaning ascribed thereto in the Recitals.

                  "7.5% Secured Note" shall mean the 7.5% Secured Note in the initial aggregate principal amount of $3,000,000 issued by the Company to the Holder on October 21, 1999, as such 7.5% Secured note may be amended from time to time.

                  "15% Secured Note" shall mean the 15% Secured Note in the initial aggregate principal amount of $1,650,000 issued by the Company to the Holder on January 5, 2000, as such 15% Secured Note may be amended from time to time.

                  "Accreted Amount" shall have the meaning ascribed thereto in
Section 5.3.

                  "Accretion Rate" shall have the meaning ascribed thereto in
Section 5.3.

                  "Accreted Value" shall have the meaning ascribed thereto in
Section 5.3.

                  "Action" shall mean see Section 12.1(b)(i).

                  "Agreement" shall have the meaning ascribed thereto in the Preamble.

                  "Affiliate" shall have the respective meanings ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. "Affiliate" shall also include partners of a Person. Notwithstanding the foregoing, "Affiliate" shall not include the limited partners of any Purchaser or Holder or any limited partners of a limited partner of any Purchaser or Holder.

                  "Beneficially Own" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing. "Beneficial Owners" and Beneficially Owned shall have correlative meanings.

                  "Benefit Plan" shall mean each plan, program, policy, payroll practice, commitment or other arrangement providing for compensation, severance, termination pay, bonuses, performance awards, stock or stock-related awards, fringe benefits or other employee benefits of any kind, whether formal or informal, funded or unfunded, written or oral and whether or not legally binding, including, without limitation, each "employee benefit plan" (within the meaning of Section 3(3) of ERISA), in the case of each of the foregoing, maintained, sponsored or contributed to by the Company or any ERISA Affiliate or pursuant to which the Company or any ERISA Affiliate has or may have any Liability, but excluding individual Employee Agreements.
                  "Board of Directors" shall mean the Board of Directors of the Company.

                  "Bridge Notes" shall have the meaning ascribed thereto in the Recitals.

                  "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                  "By-Laws" shall mean the By-Laws of the Company as currently in effect.

                  "Capital Expenditures" shall mean expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations.

                  "Capital Stock" shall mean, in the case of the Company, any and all shares (however designated) of the capital stock of the Company now or hereafter outstanding.

                  "Capitalized Lease" shall mean, with respect to any Person, any lease or any other agreement for the use of property which, in accordance with GAAP, should be capitalized on the lessee's or user's balance sheet.

                  "Capitalized Lease Obligation" of any Person shall mean and include, as of any date as of which the amount thereof is to be determined, the amount of the liability capitalized or disclosed (or which should be disclosed) in a balance sheet of such Person in respect of a Capitalized Lease of such Person.

                  "Certificate of Incorporation" shall mean the Certificate of Incorporation of the Company as currently in effect.

                  "Change of Control" shall mean:

                                    (a) the acquisition by any individual,
                  entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the combined voting power of the then outstanding Voting Securities of the Company, but excluding, for this purpose, any such acquisition by (i) the Company or any of its Subsidiaries, (ii) any Benefit Plan (or related trust) of the Company or any of its Subsidiaries, or (iii) any corporation with respect to which, following such acquisition, 50% or more of the combined voting power of the then outstanding Voting Securities of such corporation is then Beneficially Owned, directly or indirectly, by individuals and entities who were the Beneficial Owners of Voting Securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the combined voting power of the then outstanding Voting Securities of the Company; or

                                    (b) a reorganization, merger or
                  consolidation, in each case, with respect to which all or substantially all the Persons who were the Beneficial Owners of the Voting Securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation Beneficially Own, directly or indirectly, more than 35% of the combined voting power of the then outstanding Voting Securities of the corporation resulting from such reorganization, merger or consolidation; or

                                    (c) the Incumbent Board shall cease for any
                  reason to constitute at least 50% of the members of the Board of Directors; or

                                    (d) the sale, lease or other disposition of
                  all or a substantial part of the Company's assets in one transaction or a series of related transactions.

                  "Change of Control Redemption Price" shall have the meaning ascribed thereto in Section 8.3.

                  "Closing" shall have the meaning ascribed thereto in Section 1.3.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Collateral" shall mean all real and personal property and interests in real and personal property including, without limitation, Intellectual Property, rights under leases and royalty rights and agreements, now owned or hereafter acquired by the Company or its Subsidiaries in or upon which a Lien is granted or made under the Collateral Documentation.

                  "Collateral Agent" shall have the meaning ascribed thereto in the Preamble.

                  "Collateral Documentation" shall mean the Guarantee and Security Agreement, the Security Agreement, the Financing Statements, the Intercompany Notes and the endorsements thereof to the Collateral Agent (for the benefit of the Holders) or to the Holders, and all other deeds of trust, assignments, endorsements, pledged stock, collateral assignments and other instruments, documents, agreements or conveyances at any time creating or evidencing Liens or assigning Liens to the Collateral Agent (for the benefit of the Holders) or to the Holders, to secure the obligations of the Company or any of its Subsidiaries under the Notes, [the Intercreditor Agreement] and the Registration Rights Agreement.

                  "Commencement Date" shall have the meaning ascribed thereto in
Schedule 6.34.

                  "Common Stock" shall have the meaning ascribed thereto in the Recitals.

                  "Company" shall have the meaning ascribed thereto in the Preamble.

                  "Company Intellectual Property" shall have the meaning ascribed thereto in Section 2.13.

                  "Consolidated" or "consolidated", when used with reference to any financial term in this Agreement (but not when used with respect to any Tax Return or Tax Liability), shall mean the aggregate for two or more Persons of the amounts signified by such term for all such Persons, with inter-company items eliminated and, with respect to earnings, after eliminating the portion of earnings properly attributable to minority interests, if any, in the capital stock of any such Person or attributable to shares of preferred stock of any such Person not owned by any other such Person.

                  "Contracts" shall mean all agreements, contracts, leases, purchase orders, arrangements, commitments and licenses to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound.

                  "Conversion Price" shall have the meaning ascribed thereto in
Section 9.1.

                  "Convertible Debentures" shall have the meaning ascribed thereto in Section 2.3.

                  "Convertible Securities" shall have the meaning ascribed thereto in Section 9.6(b).

                  "Current Market Price", when used with reference to shares of Common Stock or other securities on any date, shall mean the closing price per share of Common Stock or such other securities on such date and, when used with reference to shares of Common Stock or other securities for any period shall mean the average of the daily closing prices per share of Common Stock or such other securities for such period. If the Common Stock or such other securities are listed or admitted to trading on a national securities exchange, the closing price shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock or such other securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock or such other securities are listed or admitted to trading or, if the Common Stock or such other securities are not so listed on any national securities exchange, as reported in the transaction reporting system applicable to securities designated as a "national market system security" or NASDAQ. If the Common Stock or such other securities are not publicly held or so listed or designated, "Current Market Price" shall mean the fair market value per share of Common Stock or of such other securities as determined in good faith by the Board of Directors based on an opinion of an independent investment banking firm with an established national reputation with respect to the valuation of securities.

                  "Default" shall have the meaning ascribed thereto in Section 7.1.

                  "Default Rate" shall have the meaning ascribed thereto in
Section 7.2

                  "Designation Event" shall mean the appointment of a Chief Executive Officer of the Company, acceptable to the Holders, by the Board of Directors, in accordance with Section 6.27 thereof.

                  "Employee Agreement" shall mean each management, employment, severance, consulting, non-compete, confidentiality, or similar agreement or Contract between the Company or any ERISA Affiliate and any employee pursuant to which the Company or any ERISA Affiliate has or may have any Liability.

                  "Environmental Laws" shall mean any and all Laws, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

                  "Equity Interests" shall mean any capital stock, partnership interest, joint venture interest or other equity interest or warrants, options or other rights to acquire any capital stock, partnership interest, joint venture interest or other equity interest.

                  "Equity Securities" shall mean, with respect to any Person, shares of capital stock or other equity interest of such Person, and any rights, options or warrants to purchase stock or other securities exchangeable for or convertible into capital stock of or other equity interest in such Person.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "ERISA Affiliate" shall mean each business or entity which is a member of a "controlled group of corporations," under "common control" or an "affiliated service group" with the Company within the meaning of Sections 414(b), (c) or (m) of the Code, or required to be aggregated with the Company under Section 414(o) of the Code, or is under "common control" with the Company, within the meaning of Section 4001(a)(14) of ERISA.

                  "Event of Default" shall have the meaning ascribed thereto in
Section 7.1.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such successor federal statute.

                  "Expiration Time" shall have the meaning ascribed thereto in
Section 9.6(d).


                  "Fair Market Value" shall mean, as to shares of Common Stock or any other securities of the Company or any other issuer that are publicly traded, the average of the Current Market Prices of such shares or securities during the period of five consecutive Trading Days preceding the date as of that the Fair Market Value of such shares or securities is to be determined. The "Fair Market Value" of any security which is not publicly traded or of any other property shall mean the fair value thereof as determined in good faith by the Board of Directors based on an opinion of an independent investment banking firm with an established national reputation with respect to the valuation of securities.

                  "First Adjustment Date" shall mean the first date on which both the Designation Event and the Commencement Date have occurred.

                  "FDA" shall have the meaning ascribed thereto in Section 2.15.

                  "Financing Statements" means Form UCC-1 financing statements to be filed in all jurisdictions necessary or desirable in order to perfect the Holders' security interest in the Collateral and shall include any Form UCC-1 financing statements assigned to the Holders and filings to be made in the U.S. Patent and Trademark Office and the U.S. Copyright Office.

                  "GAAP" shall mean U.S. generally accepted accounting principles, consistently applied.

                  "Governmental Entity" shall mean any supernational, national, foreign, federal, state or local judicial, legislative, executive, administrative or regulatory body or authority.

                  "Guarantee and Security Agreement" shall mean the agreement, in the form of Exhibit 6.10, to be entered into between the Collateral Agent and the Company's future domestic Subsidiaries, providing for a security interest in such domestic Subsidiaries' Collateral and Guarantees from such Subsidiaries.

                  "Guaranty" or "Guarantee" by any Person shall mean all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of any Person guaranteeing, or in effect guaranteeing, any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or obligation or any property or assets constituting security therefor, (ii) to advance or supply funds (x) for the purchase or payment of such Indebtedness or obligation, (y) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, (iii) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or obligation, or
(iv) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of any computations made under this Agreement, a Guarantee in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the outstanding amount of the Indebtedness for borrowed money that has been guaranteed, and a Guarantee in respect of any other Liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such Liability or dividend.

                  "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

                  "Holder" shall mean, at any time of reference, a Person in whose name a Note is registered in the Note Register at such time.

                  "Incumbent Board" shall mean the individuals who, immediately after the Closing, constitute the Board of Directors; provided, however, that any individual becoming a director subsequent to the Closing whose election, or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to be a member of the Incumbent Board.

                  "Indebtedness" shall mean, with respect to any Person, (i) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (iv) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers and similar accrued liabilities incurred in the ordinary course of business and paid in a manner consistent with industry practice), (v) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien or security interest on property owned or acquired by such Person whether or not the obligations secured thereby have been assumed, (vi) all Capitalized Lease Obligations of such Person, (vii) all Guarantees of such Person, (viii) all obligations (including, but not limited to, reimbursement obligations) relating to the issuance of letters of credit for the account of such Person, (ix) all obligations arising out of foreign exchange contracts, and
(x) all obligations arising out of interest rate and currency swap agreements, cap, floor and collar agreements, interest rate insurance, currency spot and forward contracts and other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

                  "Indemnified Person" shall have the meaning ascribed thereto in Section 12.1(b).

                  "Indenture" shall have the meaning ascribed thereto in Section 6.19.

                  "Indenture Date" shall have the meaning ascribed thereto in
Section 5.1.

                  "Intellectual Property" shall mean (a) Patents, (b) all trademarks, service marks, trade dress, logos, trade names, domain names and corporate names, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith, (c) all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith, (d) all mask works and all applications, registrations and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights, (h) all copies and tangible embodiments of the foregoing (in whatever form or medium), (i) all licenses, sublicenses, permissions or agreements in connection with the foregoing and (j) all rights, now existing or hereafter coming into existence, (I) to all income, royalties, damages and other payments (including in respect of all past, present and future infringements) now or hereafter due or payable under or with respect to any of the foregoing,
(II) to sue for all past, present and future infringements with respect to any of the foregoing and (III) otherwise accruing under or pertaining to any of the foregoing throughout the world.

                  "Intercompany Notes" shall mean any notes from the Subsidiaries or Affiliates of the Company in favor of the Company, as the same may be amended, modified or supplemented from time to time in accordance with their terms, and all other promissory notes or other instruments evidencing Indebtedness of Affiliates or Subsidiaries of the Company to the Company between the Company and its Affiliates.

                  "Intercreditor Agreement" shall mean the agreement, dated as
of the date hereof, between the Collateral Agent and     .

                  "Issue Price" shall have the meaning ascribed thereto in the Preamble.

                  "Law" shall include any foreign, federal, state, or local law, statute, rule, regulation, Order or other restriction of any court or other Governmental Entity.

                  "Liability" shall mean any debt, liability or obligation, whether known or unknown, asserted or unasserted, accrued, absolute, contingent or otherwise, whether due or to become due.

                  "Lien" shall mean, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

                  "Litigation" shall mean any claim, demand, notice, action, suit, proceeding, arbitration, investigation, civil, criminal or administrative action, audit, inquiry or hearing by or before any Governmental Entity or private arbitration tribunal.

                  "Major Supplier" shall mean a supplier of $20,000 or more in materials or services to the Company during the last twelve months.

                  "Material" shall mean material in relation to the properties, business, prospects, operations, earnings, assets, Liabilities, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, whether or not in the ordinary course of business.

                  "Material Adverse Effect" shall mean a material adverse effect on (a) the properties, business, prospects, operations, earnings, assets, Liabilities or the condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, whether or not in the ordinary course of business, (b) the ability of the Company or any of its Subsidiaries to perform its obligations under any of the Transaction Documents to which it is a party, (c) the validity or enforceability of any of the Transaction Documents, (d) the rights, remedies, powers and privileges of the Holders under any of the Transaction Documents or
(e) the timely payment or performance of the Secured Obligations.

                  "NASDAQ" shall have the meaning ascribed thereto in Section 9.4(b).

                  "Net Income" shall mean, with respect to any period, the net income or net loss of the Company and its Subsidiaries in accordance with GAAP on a consolidated basis as reflected in the financial statements furnished to the Holders in accordance with Section 6.20.

                  "Non-Voting Observer" shall have the meaning ascribed thereto in Section 6.26.

                  "Note Register" shall have the meaning ascribed thereto in
Section 4.1.

                  "Notes" shall have the meaning ascribed thereto in the Recitals.

                  "Notice" shall have the meaning ascribed thereto in Section 6.11.

                  "Officers' Certificate" shall mean a certificate signed by any two officers of the Company, one of whom must be the Chairman of the Board of Directors, the President, the Chief Executive Officer, the Treasurer or a Vice President of the Company.

                  "Optional Redemption Price" shall have the meaning ascribed thereto in Section 8.1.

                  "Order" shall mean any judgment, order, injunction, ruling, decree, stipulation or award of any Governmental Entity or private arbitration tribunal.

                  "Original Issue Price" of a Note shall mean $    per $1,000
face value thereof.

                  "Outstanding" or "outstanding" shall mean, when used with reference to the Notes at a particular time, all Notes theretofore issued as provided in this Agreement, except (i) Notes theretofore reported as lost, stolen, damaged or destroyed, or surrendered for transfer, exchange or replacement, in respect to which replacement Notes have been issued, (ii) Notes theretofore paid in full, and (iii) Notes therefore canceled by the Company, except that, for the purpose of determining whether Holders of the requisite aggregate Accreted Value of Notes have made or concurred in any waiver, consent, approval, notice or other communication under this Agreement, Notes registered in the name of, or Beneficially Owned by, the Company or any Subsidiary of any thereof, shall not be deemed to be outstanding.

                  "Patents" shall mean, collectively, (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice) and all improvements thereon, (b) all patents, patent applications and patent disclosures, (c) all reissues, divisions, continuations, revisions reexaminations, renewals, extensions and continuations-in-part thereof) and (d) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages, and other payments (including in respect of all past, present and future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world, including all inventions and improvements described or discussed in all such patents and patent applications.

                  "Permitted Indebtedness" means, without duplication, any of the following Indebtedness of the Company or any of its Subsidiaries, as the case may be: (i) Indebtedness and obligations under the Notes; (ii) any Indebtedness and obligations outstanding on the date hereof, as set forth on
Schedule 6.6; (iii) Indebtedness of a domestic Subsidiary of the Company to the Company as long as such Subsidiary has executed the Guarantee and Security Agreement and such Indebtedness is evidenced by Intercompany Notes and the Intercompany Notes are pledged to the Collateral Agent as Collateral; or (iv) Indebtedness incurred in the ordinary course of business and consistent with past practice not to exceed $1,000 individually or in the aggregate.

                  "Permitted Investments" shall mean (a) direct obligations of the United States of America, or of any of its agencies, or obligations guaranteed as to principal and interest by the United States of America, or of any of its agencies, in either case maturing not more than 90 days from the date of acquisition of such obligation; (b) deposit accounts in, and certificates of deposit, repurchase agreements or bankers acceptances of any bank or trust company organized under the laws of the United States of America or any state or licensed to conduct a banking or trust business in the United States of America or any state and having capital, surplus and undivided profits of at least $35,000,000, maturing not more than 90 days from the date of acquisition; (c) commercial paper rated A-1 or better or P-1 by Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies or Moody's Investors Services, Inc., respectively, maturing not more than 90 days from the date of acquisition;
(d) money market funds sponsored by commercial or investment banks unaffiliated with the Company or any of its Subsidiaries; and (e) loans or advances of money by the Company to its wholly owned domestic Subsidiaries that have executed the Guarantee and Security Agreement as long as such loans or advances are evidenced by Intercompany Notes and the Intercompany Notes are pledged to the Collateral Agent as Collateral.

                  "Permitted Liens" means (i) Liens existing on the date hereof and set forth on Schedule, all of which are subordinate to the Lien of the Collateral Documentation (other than as set forth in Schedule ___); (ii) Liens (other than any Lien imposed under ERISA or any Environmental Laws) for Taxes, assessments or charges of any Governmental Entity for claims not yet due or that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with the provisions of GAAP and enforcement thereof is stayed; (iii) Liens of landlords, carriers, warehousemen, mechanics, materialmen and other Liens (other than any Lien imposed under ERISA) not voluntarily granted for amounts not yet due or which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with the provisions of GAAP, and enforcement thereof is stayed; (iv) Liens (other than any Lien imposed under ERISA), incurred or deposited made in the ordinary course of business including, without limitation, surety bonds and appeal bonds, in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts; (v) easements (including without limitation reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and other similar restrictions, charges or encumbrances (whether or not recorded) and other Liens incurred in the ordinary course of business, that do not secure Indebtedness or the deferred purchase price of any asset and that do not interfere materially with the ordinary conduct of the business of the Company or any Subsidiary of the Company and that do not materially detract from the value of the property to which they attach or materially impair the use thereof to the Company or any Subsidiary of the Company; and (vi) building restrictions, zoning laws and other statutes, laws, rules, regulations, ordinances and restrictions, and any amendments thereto, now or at any time hereafter adopted by any governmental authority having jurisdiction.

                  "Person" shall mean any individual, firm, corporation, limited liability company, partnership, company or other entity, and shall include any successor (by merger or otherwise) of such entity.

                  "Preferred Stock" shall have the meaning ascribed thereto in
Section 2.3.

                  "Product Sales Revenues" shall mean sale of medical products manufactured by the Company calculated in accordance with GAAP.

                  "Products" shall have the meaning ascribed thereto in Section 2.18.

                  "Proposed Securities" shall have the meaning ascribed thereto in Section 6.11.

                  "Purchase Price" shall have the meaning ascribed thereto in
Section 1.2(a).

                  "Purchased Shares" shall have the meaning ascribed thereto in
Section 9.6(d).

                  "Purchaser" and "Purchasers" shall have the meaning ascribed thereto in the Preamble.

                  "Purchaser Designee" and "Purchaser Designees" shall have the meanings ascribed thereto in Section 6.26.

                  "Quarterly Amount" shall have the meaning ascribed thereto in
Section 6.32.

                  "Quarterly Budget" shall have the meaning ascribed thereto in
Section 6.32.

                  "Registration Rights Agreement" shall mean the Registration Rights Agreement dated the date hereof between the Purchasers and the Company with respect to the Notes.

                  "Related Parties" shall mean Affiliates of the Company or any of its Subsidiaries and directors or officers of the Company or any of its Subsidiaries (including any family members of such directors and officers).

                  "Required Holders" shall mean, at any time, the Holders of at least 51% of the aggregate Accreted Value of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

                  "Restricted Account" shall have the meaning ascribed thereto in Section 6.24.

                  "Restricted Encumbrance" shall have the meaning ascribed thereto in Section 6.7.

                  "Sale-and-Leaseback Transaction" shall mean a transaction or series of transactions pursuant to which the Company or any Subsidiary shall Transfer to any Person (other than the Company or a Subsidiary) any property, whether now owned or hereafter acquired, and, as part of the same transaction or series of transactions, the Company or any Subsidiary shall rent or lease as lessee (other than pursuant to a Capitalized Lease), or similarly acquire the right to possession or use of, such property or one or more properties which it intends to use for the same purpose or purposes as such property.

                  "SEC" shall mean the United States Securities and Exchange Commission.

                  "SEC Reports" shall have the meaning ascribed thereto in
Section 2.4.

                  "Second Adjustment Date" shall mean the date on which the Company achieves Product Sales Revenues equal to or exceeding $15 million for the trailing 12 month period.

                  "Second 15% Secured Note" shall mean the 15% Secured Note in the initial aggregate principal amount of $2,200,000 issued by the Company to
the Holder on March   , 2000, as such 15% Secured Note may be amended from time
to time.

                  "Secured Obligations" shall mean any and all obligations of the Company or any of its Subsidiaries at any time and from time to time for the performance of its agreements, covenants and undertakings under or in respect of the Transaction Documents to which the Company or such Subsidiary is a party.

                  "Securities" shall mean the Notes, the Shares, the Warrants and the shares of Common Stock issuable upon the conversion of the Notes and exercise of the Warrants.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include reference to the comparable section, if any, of such successor federal statute.

                  "Security Agreement" shall mean the agreement, dated as of the date hereof, between the Collateral Agent and the Company, providing for a security interest in the Collateral.

                  "Semi-Annual Accrual Date" shall have the meaning ascribed thereto in Section 5.3(a).

                  "Shares" shall have the meaning ascribed thereto in the Recitals.

                  "Stated Maturity", when used with respect to any Security or any installment of interest thereon, shall mean the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

                  "Subsidiary" means, with respect to any Person, (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof, (ii) any other Person (other than a corporation), including, without limitation, a joint venture, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, has at least majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other Persons performing similar functions), (iii) the management of which is otherwise controlled, directly or indirectly, by such Person or (iv) any other Person required to be consolidated with such Person in accordance with generally accepted accounting principles. For purposes of this definition (and for the determination of whether or not a Subsidiary is a wholly owned Subsidiary of a Person), any directors' qualifying shares or investment by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.

                  "Subsidiary Board" shall have the meaning ascribed thereto in
Section 6.26(a).

                  "Tax" and "Taxes" shall mean any federal, state, local or foreign income, gross receipts, property, sales, use, value added, license, excise, franchise, capital, net worth, estimated, withholding, employment, payroll, premium, withholding, alternative or added minimum, ad valorem, inventory, asset, gains, transfer or excise tax, or any other tax, levy, custom, duty, impost, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalty or additions to tax, imposed by any Governmental Entity and, including, without limitation, any Taxes of another Person owing under a contract, as transferee or successor, under Treas. Reg.
Section 1.1502-6 or analogous state, local or foreign law, or otherwise.

                  "Tax Return" shall mean any return, report or similar statement required to be filed with respect to any Tax (including any attached schedules), including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax.

                  "Third Adjustment Date" shall mean the date on which the Company achieves Product Sales Revenue equal to or exceeding $25 million for the trailing 12 month period.

                  "Total Revenue" shall mean, with respect to any period, the total revenues of the Company and its Subsidiaries in accordance with GAAP on a consolidated basis as reflected in the financial statements furnished to the Holders in accordance with Section 6.20.

                  "Trading Day" shall mean a Business Day or, if the Common Stock is listed or admitted to trading on any national securities exchange, a day on which such exchange is open for the transaction of business.

                  "Transaction" shall have the meaning ascribed thereto in
Section 9.7.

                  "Transaction Documents" shall mean this Agreement, the Notes, the $7 Warrants, the $3 Warrants, the Registration Rights Agreement, the Security Agreement, the Guarantee and Security Agreement and [the Intercreditor Agreement].

                  "Transfer" shall have the meaning ascribed thereto in Section 6.3.

                  "Transfer Agent" shall have the meaning ascribed thereto in
Section 9.2.

                  "Voting Securities" shall mean at any time shares of any class of Capital Stock of the Company (or other corporation) which are then entitled to vote generally in the election of directors of the Company (or such other corporation).

                  11.2. Accounting Principles. The character or amount of any asset, liability, capital account or reserve and of any item of income or expense required to be determined pursuant to this Agreement, and any consolidation or other accounting computation required to be made pursuant to this Agreement, and the construction of any definition in this Agreement containing a financial term shall be determined or made, as the case may be, in accordance with GAAP, to the extent applicable, unless such principles are inconsistent with the express requirements of this Agreement.

                  12. Miscellaneous.

                  12.1. Payments; Indemnity. (a) The Company agrees that, so long as any Holder shall hold any Notes, it will make all payments hereunder and under the Notes in immediately available funds by wire transfer on the date due in such manner as each Holder may reasonably request in writing. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day. If the date for payment is extended to the next succeeding Business Day by reason of the preceding sentence, the period of such extension will be included in the computation of the interest payable on such next succeeding Business Day.

                  (b) (i) The Company and its Subsidiaries shall jointly and severally indemnify and hold harmless each Purchaser, each Holder and each of their respective Affiliates, and each such Person's respective officers, directors, partners, members, employees, attorneys, agents and representatives (each, an "Indemnified Person") from and against any and all suits, actions, proceedings, claims (collectively, "Actions"), damages, losses, Liabilities and out-of-pocket expenses (including reasonable attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) which may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Transaction Documents and the administration of such credit, and in connection with or arising out of the transactions contemplated hereunder and thereunder and any actions or failures to act in connection therewith.

                      (ii) Upon receipt by any Indemnified Person of any Action against such Indemnified Person with respect to which indemnity may be sought under this Agreement or any other Transaction Document, such Indemnified Person shall promptly notify the Company in writing, provided that failure so to notify the Company shall not relieve the Company from any Liability that the Company may have on account of this indemnity or otherwise, except to the extent the Company shall have been materially prejudiced by such failure. The Company shall, at its option, assume the defense of any Action including the employment of counsel reasonably satisfactory to such Indemnified Person. Any Indemnified Person shall have the right to employ separate counsel in any such Action and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless: (i) the Company has failed promptly to assume the defense and employ counsel or (ii) the named parties to such Action (including any impleaded parties) include such Indemnified Person and the Company, and such Indemnified Person and the Company shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Person that are different from or in addition to those available to the Company or there is or may be a conflict between the Company and any Indemnified Person (in which case the Company may not assume the defense). In the event that any Indemnified Person shall become entitled to separate counsel under this Agreement or any other Transaction Document, the Company shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel in connection with any Action in the same jurisdiction, in addition to any local counsel. In addition, the Company will not, without prior written consent of such Indemnified Person, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Action in which indemnification may be sought hereunder (whether or not any Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination includes an unconditional release of such Indemnified Person from all liabilities and expenses arising out of such Action.

                  (c) The Company shall bear all sales, documentary, transfer, stamp or other similar Taxes and all filing fees and expenses incurred in connection with the transactions contemplated by this Agreement and shall indemnify and hold harmless each Indemnified Purchaser from and against any such Taxes.

                  12.2. Severability. If any term, provision, covenant or restriction of this Agreement or any Exhibit or Schedule hereto is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and such Exhibits and Schedules shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

                  12.3. Specific Enforcement. The Holders, on the one hand, and the Company, on the other, acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Holders shall be entitled to an injunction to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they may be entitled at Law or equity.

                  12.4. Entire Agreement. The Transaction Documents (including the Schedules and Exhibits hereto and thereto) contain the entire understanding of the parties with respect to the transactions contemplated hereby and thereby.

                  12.5. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                  12.6. Notices and other Communications. All notices, consents, requests, instructions, approvals, financial statements, proxy statements, reports and other communications provided for herein shall be deemed given, if in writing and delivered personally, by telecopy or sent by registered mail, postage prepaid, if to:

                  The Company, to:

                  129 Reservoir Road
                  Vernon, CT  06066
                  Attention:  Mr. Carl Sahi
                  Fax: (860) 870-6118

                  With a copy to:

                  Paul, Hastings, Janofsky & Walker LLP
                  1055 Washington Boulevard
                  Stamford, Connecticut 06901
                  Attention: Esteban A. Ferrer, Esq.
                  Fax: (203) 359-3031

                  The Purchasers, to each Purchaser's address as set forth in the Note Register

                  The Collateral Agent, to:

                  Appaloosa Management, L.P.
                  26 Main Street, 1st Floor
                  Chatham, New Jersey  07928
                  Attention:  Mr. James E. Bolin
                  Fax: (973) 701-7309

                  With a copy to:

                  Fried, Frank, Harris, Shriver & Jacobson
                  One New York Plaza
                  New York, NY  10004
                  Attention:  Robert C. Schwenkel, Esq.
                  Fax: (212) 859-4000

or to such other address as any party may, from time to time, designate in a written notice given in a like manner.

                  12.7. Amendments. This Agreement may be amended as to the Purchasers, any Holder and their respective successors and assigns, and the Company may take any action herein prohibited, or omit to perform any act required to be performed by it, if the Company shall obtain the written consent of the Required Holders. This Agreement may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party or parties against whom enforcement of any waiver, change, modification or discharge is sought or by parties with the right to consent to such waiver, change, modification or discharge on behalf of such party.

                  12.8. Successors and Assigns. All covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns (including, without limitation, any subsequent Holder of a Note).

                  12.9. Expenses. The Company agrees to pay to each Holder all reasonable costs and expenses incurred by such Holder relating to any future amendment or supplement to any of the Transaction Documents or any of the Notes (or any proposal by the Company for such amendment or supplement) whether or not consummated or any waiver or consent with respect thereto (or any proposal for such waiver or consent) whether or not consummated, and all costs and expenses of such Holder relating to the enforcement of any of the Transaction Documents.

                  12.10. Survival. All covenants, agreements, representations and warranties contained herein and in any certificates delivered pursuant hereto in connection with the transactions contemplated hereby shall survive the Closing and the delivery of the Transaction Documents, regardless of any investigation made by or on behalf of any party; provided that, all covenants, agreements, representations and warranties contained herein shall terminate when all the Notes and amounts due hereunder have been paid in full; provided, however, that notwithstanding anything to the contrary contained herein, Sections 12.1(b), 12.6, 12.12, 12.13, 12.14 and 12.15 shall survive forever.

                  12.11. Transfer of Notes and Common Stock. Each Holder understands and agrees that the Notes and the Shares have not been registered under the Securities Act or the securities laws of any state and that they may be sold or otherwise disposed of only in one or more transactions registered under the Securities Act and, where applicable, such laws or transactions as to which an exemption from the registration requirements of the Securities Act and, where applicable, such laws are available. Each

Holder acknowledges that, except as provided in the Registration Rights Agreement, such Holder has no right to require the Company to register the Notes. Each Holder understands and agrees that each Note or certificate representing the Notes shall bear the following legends:

                  THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT. FOR INFORMATION REGARDING THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE PURCHASE PRICE, DATE OF ISSUANCE OF YIELD TO MATURITY OF THE NOTE, CONTACT [name or title of contact] AT [address].

                  THE TRANSFER OF [THE SECURITIES REPRESENTED BY THIS CERTIFICATE] [THIS NOTE] IS RESTRICTED BY AND PURSUANT TO THE CONVERTIBLE NOTE PURCHASE AGREEMENT DATED AS OF ______, 2000, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY.

                  [THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE] [THIS NOTE HAS] NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

                  12.12. GOVERNING LAW. THIS AGREEMENT AND THE NOTES SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                  12.13. Submission to Jurisdiction. If any Litigation shall be brought by any Holder in order to enforce any right or remedy under this Agreement or any of the Notes, the Company hereby consents and will submit, and will cause each of its Subsidiaries to submit, to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Agreement. The Company hereby irrevocably waives any objection, including, but not limited to, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such Litigation in such jurisdiction.

                  12.14. Service of Process. Nothing herein shall affect the right of any Holder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

                  12.15. WAIVER OF JURY TRIAL. The company hereby waives any right it may have to a trial by jury in respect of any action, proceeding or litigation directly or indirectly arising out of, under or in connection with, this agreement and the notes.

                  12.16. Public Announcements. Neither the Company nor any Purchaser shall make any public statements, including, without limitation, any press releases, with respect to this Agreement and the transactions contemplated hereby without the prior written consent of the other party (which consent shall not be unreasonably withheld) except as may be required by Law. If a public statement is required to be made by Law, the parties shall consult with each other in advance as to the contents and timing thereof.

                  12.17. Further Assurances. Each of the Company and its Subsidiaries agrees that it shall and shall cause each other to, at the Company's expense and upon the reasonable request of the Collateral Agent, duly execute and deliver, or cause to be duly executed and delivered, to the Collateral Agent such further instruments, agreements and documents (including, without limitation, financing statements under the Code, security agreements in respect of Intellectual Property, stock powers executed in blank and other items necessary or desirable in connection with the perfection of Liens in the Collateral) and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of the Collateral Agent to carry out more effectively the provisions and purposes of the Transaction Documents.

                  12.18. Substitution of Purchaser. Each Purchaser shall have the right to substitute one of its Affiliates as the purchaser of the Notes, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 3. Upon receipt of such notice, wherever the word "Purchaser" is used in this Agreement (other than in this Section 14.17), such word shall be deemed to refer to such Affiliate in lieu of the Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to any Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "Purchaser" is used in this Agreement (other than in this Section 14.17), such word shall no longer be deemed to refer to such Affiliate, but shall refer to such Purchaser, and such Purchaser shall have all the rights of an original Holder of the Notes under this Agreement.

                  12.19. Signatures. This Agreement shall be effective upon delivery of original signature pages or facsimile copies thereof executed by each of the parties hereto.

                  IN WITNESS WHEREOF, the Company, the Purchasers and the Collateral Agent have caused this Agreement to be executed and delivered by their respective officers or partners thereunto duly authorized.

                                   BIO-PLEXUS,INC.

                                   By:
                                   ----------------------------
                                   Name:
                                   Title:

                                   APPALOOSA
                                   MANAGEMENT L.P.,
                                   as Collateral Agent
                                   By:Appaloosa Partners Inc., its

                                   General Partner

                                   By:
                                    ----------------------------
                                   Name:
                                   Title:

                                   APPALOOSA
                                   INVESTMENT LIMITED

                                   PARTNERSHIP I
                                   By: Appaloosa Management L.P., its
                                   General Partner
                                   By: Appaloosa Partners Inc., its General
                                   Partner

                                   By:
                                    ----------------------------
                                   Name:
                                   Title:

                                   PALOMINO
                                   FUND LTD.
                                   By: Appaloosa Management L.P., its
                                   Investment Adviser
                                   By: Appaloosa Partners Inc., its General
                                   Partner

                                   By:
                                    ----------------------------
                                   Name:
                                   Title:

                                   TERSK LLC
                                   By: Appaloosa Management L.P., its
                                   Managing Member
                                   By: Appaloosa Partners Inc., its General
                                   Partner

                                   By:
                                    ----------------------------
                                   Name:

                                   Title:

                                     PROXY

                                BIO-PLEXUS, INC.

                         SPECIAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby severally appoints Carl R. Sahi and Kimberley A. Cady, the true and lawful proxies and attorneys in fact of the undersigned, each with the power of substitution and resubstitution, and hereby authorizes each of them to vote all shares of Common Stock of the undersigned at the Special Meeting of Stockholders of the Company to be held on Friday, April 28, 2000 at Rensselaer at Hartford, 275 Windsor Street, Hartford, Connecticut at 9:30 a.m., local time, and at any adjournments or postponements thereof.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS SET FORTH ON THE REVERSE SIDE, AND UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

SEE REVERSE SIDE                                              SEE REVERSE SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                   DETACH HERE

[X]      Please mark
         votes as in this
         example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

1. Approval of the issuance and sale of zero-coupon, secured convertible notes, shares of Common Stock, and warrants to purchase shares of Common Stock to affiliates of Appaloosa Management L.P., and, in connection therewith, approval and adoption of the requisite transaction documents and the transactions contemplated thereby.

         [   ] FOR                 [   ] AGAINST               [   ] ABSTAIN

2. Approval of the amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue.

         [   ] FOR                 [   ] AGAINST               [   ] ABSTAIN

3. Approval of the amendment to the Company's 1991 Long-Term Incentive Plan to increase the number of shares of Common Stock that the Company is authorized to issue.

         [   ] FOR                 [   ] AGAINST               [   ] ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                 [   ]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING                   [   ]

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                  Signature:                              Date:
                  --------------------------------------------------------------
                  Title/Capacity:
                  --------------------------------------------------------------
                  Signature:                              Date:
                  --------------------------------------------------------------
                  Title/Capacity:
                  --------------------------------------------------------------

THE BOARD OF DIRECTORS URGES THAT YOU COMPLETE, SIGN, AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED ENVELOPE.

                                       27